                                                                    EXHIBIT 10.1

                                 $450,000,000

                          NINTH AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT

                        Dated as of September 26, 2000

                                     among

                            STANDARD PACIFIC CORP.,
                                as the Company,

                     BANK OF AMERICA, NATIONAL ASSOCIATION
                                 BANK ONE, NA
                         GUARANTY FEDERAL BANK, F.S.B.
                                  BANK UNITED
                              FLEET NATIONAL BANK
                        PNC BANK, NATIONAL ASSOCIATION
                                 COMERICA BANK
                             SANWA BANK CALIFORNIA
                           UNION BANK OF CALIFORNIA
                                 SUNTRUST BANK
                                 AMSOUTH BANK
            (and any additional commercial institutions which from
                 time to time are a party to this Agreement),
                                 as the Banks,

                                      and

                    BANK OF AMERICA, NATIONAL ASSOCIATION,
                         as the Administrative Agent,

                         BANC AMERICA SECURITIES LLC,
                 as sole Lead Arranger and sole Book Manager,

                                 BANK ONE, NA,
                           as the Syndication Agent,

                            GUARANTY FEDERAL BANK,
                          as the Documentation Agent,

                                      and

                         BANK UNITED, as the Co-Agent

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
I.  RECITALS.................................................................  1

II. AGREEMENT................................................................  4

ARTICLE 1: DEFINITIONS AND ACCOUNTING TERMS..................................  4
     1.1   Defined Terms.....................................................  4
     1.2   Use of Defined Terms.............................................. 22
     1.3   Accounting Terms.................................................. 22
     1.4   Exhibits.......................................................... 22

ARTICLE 2: RECITALS.......................................................... 23

ARTICLE 3: BORROWING PROCEDURES, BORROWING BASE, LETTER OF
           CREDIT SUBLIMIT, AND POSSIBLE INCREASE IN TOTAL
           AGGREGATE COMMITMENT.............................................. 23
     3.1   Disbursement of Loan Proceeds..................................... 23
     3.2   Reference Rate Borrowings......................................... 26
     3.3   LIBOR Borrowing................................................... 27
     3.4   Redesignation of Borrowings....................................... 28
     3.5   Calculation of Borrowing Base..................................... 29
     3.6   Borrowing Base.................................................... 31
     3.7   Payments by the Banks to the Agent................................ 32
     3.8   Sharing of Payments, Etc.......................................... 32
     3.9   Letter of Credit Sublimit......................................... 33
           3.9.1  Amount and Terms of the Credit............................. 33
           3.9.2  Standby Letters of Credit.................................. 33
           3.9.3  Request for Credit......................................... 34
           3.9.4  Issuance Fees.............................................. 34
           3.9.5  Conditions Precedent to Issuance of Letters of Credit...... 35
           3.9.6  Subsidiary Letters of Credit............................... 36
     3.10  Possible Increase in Total Aggregate Commitment................... 36

ARTICLE 4: PAYMENTS AND FEES; EXTENSION OPTION............................... 37
     4.1   Principal and Interest............................................ 37
     4.2   Unused Fee........................................................ 40
     4.3   Commitment Fee.................................................... 41
     4.4   Late Payments..................................................... 41
     4.5   Taxes............................................................. 41
     4.6   Illegality........................................................ 42

     4.7   Increased Costs and Reduction of Return.......................... 42
     4.8   Funding Losses................................................... 43
     4.9   Inability to Determine Rates..................................... 44
     4.10  Reserves on LIBOR Borrowings..................................... 44
     4.11  Certificates of Banks............................................ 45
     4.12  Substitution of Banks............................................ 45
     4.13  Survival......................................................... 45
     4.14  Manner and Treatment of Payments................................. 45
     4.15  Additional Costs................................................. 46
     4.16  Mandatory Prepayment............................................. 46
     4.17  Agency Fee And Other Consideration Payable To Agent.............. 46
     4.18  Maturity Date Extension Option................................... 47
     4.19  Voluntary Prepayment and Termination of Credit Facility Upon
           Change of Control................................................ 48

ARTICLE 5: SECURITY......................................................... 48
     5.1   Unsecured Credit................................................. 48

ARTICLE 6: CONDITIONS....................................................... 49
     6.1   Conditions to Disbursement of First Borrowings................... 49
     6.2   Conditions for Subsequent Borrowings or for a Redesignation of
           Borrowings....................................................... 49

ARTICLE 7: REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................... 49
     7.1   Incorporation, Qualification, Powers and Capital Stock........... 49
     7.2   Execution, Delivery and Performance of Loan Documents............ 50
     7.3   Compliance with Laws and Other Requirements...................... 51
     7.4   Subsidiaries..................................................... 51
     7.5   [Intentionally Deleted.]......................................... 52
     7.6   Financial Statements of the Company and its Consolidated
           Subsidiaries..................................................... 52
     7.7   No Material Adverse Change....................................... 52
     7.8   Tax Liability.................................................... 53
     7.9   Litigation....................................................... 53
     7.10  Pension Plan..................................................... 53
     7.11  Regulations U and X; Investment Company Act...................... 53
     7.12  No Default....................................................... 54
     7.13  Borrowing Base................................................... 54
     7.14  Borrowing Base Components........................................ 54

ARTICLE 8: COVENANTS OF THE COMPANY......................................... 54
     8.1   Consolidated Tangible Net Worth.................................. 54

     8.2   Leverage Covenants............................................... 54
     8.3   Minimum Interest Coverage........................................ 55
     8.4   Payment of Taxes and Other Potential Liens....................... 56
     8.5   Preservation of Existence........................................ 56
     8.6   Maintenance of Properties........................................ 57
     8.7   Maintenance of Insurance......................................... 57
     8.8   Mergers.......................................................... 57
     8.9   Books and Records................................................ 57
     8.10  Inspection Rights................................................ 57
     8.11  Reporting Requirements........................................... 58
     8.12  Liens............................................................ 60
     8.13  Prepayment of Indebtedness....................................... 61
     8.14  Homebuilding Joint Ventures...................................... 61
     8.15  Compliance with Laws and Other Requirements...................... 62
     8.16  Change in Nature of Business..................................... 62
     8.17  Pension Plan..................................................... 63
     8.18  Dividends and Subordinated Debt.................................. 63
     8.19  Disposition of Properties........................................ 64
     8.20  Limitation on New Operating Subsidiaries......................... 64
     8.21  [Intentionally Deleted.]......................................... 64
     8.22  [Intentionally Deleted.]......................................... 65
     8.23  [Intentionally Deleted.]......................................... 65
     8.24  Change of Control................................................ 65
     8.25  [Intentionally Deleted.]......................................... 65
     8.26  Total Borrowing Base Home Building Indebtedness
           Not to Exceed Borrowing Base..................................... 65
     8.27  Subsidiary Guaranties............................................ 65
     8.28  FLS Leverage Covenant............................................ 66
     8.29  Investments in Persons Other Than Subsidiaries and Home Building
           Joint Ventures................................................... 66

ARTICLE 9: EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT...................... 66
     9.1   Events of Default................................................ 66
     9.2   Remedies......................................................... 69
     9.3   Rights Not Exclusive............................................. 70
     9.4   Notice of Default................................................ 70

ARTICLE 10:  THE AGENT...................................................... 70
     10.1  Appointment and Authorization.................................... 70
     10.2  Delegation of Duties............................................. 70
     10.3  Liability of Agent............................................... 71
     10.4  Reliance by Agent................................................ 71
     10.5  Notice of Default................................................ 72

     10.6   Credit Decision................................................. 72
     10.7   Indemnification................................................. 73
     10.8   Agent in Individual Capacity.................................... 73
     10.9   Successor Agent................................................. 73
     10.10  Withholding Tax................................................. 74
     10.11  Defaulting Banks................................................ 75
     10.12  Performance by the Agent........................................ 76
     10.13  Actions......................................................... 76
     10.14  Syndication Agent, Documentation Agent and Co-Agent............. 77

ARTICLE 11: MISCELLANEOUS................................................... 77
     11.1   Amendments and Waivers.......................................... 77
     11.2   Costs, Expenses and Taxes....................................... 78
     11.3   No Waiver; Cumulative Remedies.................................. 78
     11.4   Payments Set Aside.............................................. 79
     11.5   Successors and Assigns.......................................... 79
     11.6   Assignments, Participations, etc................................ 79
     11.7   Set-off......................................................... 82
     11.8   Automatic Debits................................................ 82
     11.9   Notification of Addresses, Lending Offices, Etc................. 83
     11.10  Survival of Representations and Warranties...................... 83
     11.11  Notices......................................................... 83
     11.12  Indemnity by the Company........................................ 84
     11.13  Integration and Severability.................................... 84
     11.14  Counterparts.................................................... 84
     11.15  No Third Parties Benefitted..................................... 84
     11.16  Section Headings................................................ 84
     11.17  Further Acts by the Company..................................... 84
     11.18  Time of the Essence............................................. 84
     11.19  Governing Law................................................... 85
     11.20  Reference and Arbitration....................................... 85
     11.21  Effectiveness of this Agreement................................. 86

                               LIST OF EXHIBITS
                               ----------------

Exhibit "A" - Note
Exhibit "B" - Borrowing Base Certificate
Exhibit "C" - Request for Borrowing/Redesignation/Letter of Credit Exhibit "D" - [Intentionally Deleted]
Exhibit "E" - Continuing Guaranty (several subsidiaries)
Exhibit "F" - Subsidiaries and Homebuilding Joint Ventures
Exhibit "G" - Form of Legal Opinion
Exhibit "H" - Form of Assignment and Acceptance Agreement
Exhibit "I" - [Intentionally Deleted]
Exhibit "J" - Continuing Guaranty (Standard Pacific Corp.)


                               LIST OF SCHEDULES
                               -----------------

Schedule 1.1     - Bank Group Commitment Schedule
Schedule 4.2     - Example of Unused Fee Calculation
Schedule 8.3     - Interest Coverage Ratio Calculation
Schedule 8.11(d) - Designated Subsidiaries

                          NINTH AMENDED AND RESTATED
                          --------------------------
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


          This Ninth Amended and Restated Revolving Credit Agreement ("Agreement") is dated as of September 26, 2000, by and among STANDARD PACIFIC CORP., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks" and individually, a "Bank"), and BANK OF AMERICA, NATIONAL ASSOCIATION (formerly Bank of America National Trust and Savings Association), a national banking association, as agent for the Banks ("BofA" and the "Agent"), and is made with reference to the facts set forth below.

                                  I. RECITALS
                                     --------

          1. On or about July 8, 1986, Standard-Pacific Corp., a Delaware corporation ("SP Corp."), and Security Pacific National Bank, a national banking association ("Security Pacific"), entered into that certain Revolving Credit Agreement dated as of July 8, 1986, and the other "Loan Documents" described therein (collectively, the "Original Loan Documents"). In December, 1986, SP Corp. was converted from a corporation to a limited partnership under the laws of the State of Delaware, known as Standard Pacific, L.P. ("Predecessor"). At such time, substantially all of the assets and liabilities of SP Corp., and certain of its subsidiaries, were transferred to Predecessor. On or about March 13, 1987, Security Pacific and Predecessor entered into that certain Amended and Restated Revolving Credit Agreement dated as of March 13, 1987 (the "First Amended Credit Agreement"), and the other "Loan Documents" described therein (the "First Amended Revolving Loan Documents"), in order to revise the Original Loan Documents in light of the change in the nature of the borrowing entity. The First Amended Credit Agreement and the First Amended Revolving Loan Documents were subsequently modified by amendments and letter agreements.

          2. On or about December 31, 1991, Security Pacific and the Company (which succeeded to the assets and liabilities of Predecessor) entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of December 31, 1991 (the "Second Amended Credit Agreement"), and the other "Loan Documents" described therein (the "Second Amended Revolving Loan Documents"), in order to revise the First Amended Revolving Loan Documents in light of the change in the nature of the borrowing entity. The Second Amended Credit Agreement and the Second Amended Revolving Loan Documents have previously been modified by that certain First Amendment to Second Amended and Restated Revolving Credit Documents dated January 20, 1992, by and between Security Pacific and the Company, and that certain Amendment to Loan Documents dated as of June 22, 1992, by and between the Company and Security Pacific.

          3. BofA merged with Security Pacific and thereby succeeded to all of Security Pacific's right, title and interest in, under and to the Second Amended Credit Agreement and the Second Amended Revolving Loan Documents.

          4. The Second Amended Credit Agreement and the Second Amended Revolving Loan Documents have previously been modified by (i) that certain Second Amendment to Second Amended and Restated Revolving Credit Agreement dated as of October 1, 1992, by and between the Company and BofA, (ii) that certain Third Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 17, 1993, by and between the Company and BofA, (iii) that certain Fourth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of October 12, 1993, by and between the Company and BofA, and (iv) that certain Fifth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of December 29, 1993, by and between the Company and BofA.

          5. On or about February 28, 1995, BofA and the other "Banks" which were a party thereto and the Company entered into that certain Third Amended and Restated Revolving Credit Agreement dated as of February 28, 1995 (the "Third Amended Credit Agreement"), and the other "Loan Documents" described therein (the "Third Amended Revolving Loan Documents") in order to amend and restate the Second Amended Credit Agreement and Second Amended Revolving Loan Documents in light of certain changes and modifications to the terms thereof.

          6. On or about December 31, 1992, the Company and BofA entered into that certain Amended and Restated Line of Credit Agreement pursuant to which BofA agreed, subject to the terms and conditions thereof, to provide the Company a $2,000,000 letter of credit facility (such agreement, as subsequently amended and modified to date, being referred to herein as the "Prior L/C Line Agreement").

          7. On or about March 15, 1996, the Company, BofA and NBD BANK, a Michigan banking corporation ("NBD"), entered into that certain Fourth Amended and Restated Revolving Credit Agreement dated as of March 15, 1996 (the "Fourth Amended Credit Agreement") and the other "Loan Documents" described therein (the "Fourth Amended Revolving Loan Documents") in order to amend and restate the Third Amended Credit Agreement and the Third Amended Revolving Loan Documents and incorporate the Prior L/C Line Agreement therein. NBD subsequently assigned all their rights and obligations under the Loan Documents to First National Bank of Chicago ("First Chicago").

          8. On or about December 27, 1996, the Company and BofA entered into that certain Fifth Amended and Restated Revolving Credit Agreement dated as of December 27, 1996 (the "Fifth Amended Credit Agreement") and the other "Loan Documents" described therein (the "Fifth Amended Revolving Loan Documents") in order to amend and restate the Fourth Amended Credit Agreement and the Fourth Amended Revolving Loan Documents. First Chicago's interest under the Fourth Amended Credit Agreement was paid off with the first disbursement under the Fifth Amended Credit Agreement; and initially, as of the effective date of the Fifth Amended Credit Agreement, BofA was the only "Bank" that was a party to the Fifth Amended Credit Agreement. On or about January 17, 1997, Assignment and Acceptance Agreements were executed by BofA in favor of Sanwa Bank California, a California corporation ("Sanwa"), The First National Bank of Chicago, now known as Bank One, NA ("Bank One"), Credit Lyonnais Los Angeles Branch ("Credit Lyonnais"), and Fleet National Bank, a national banking association ("Fleet"), pursuant to which each of these financial institutions became "Banks" under the Fifth Amended Credit Agreement, and subject to the terms thereof.

          9. On or about August 8, 1997, BofA and the other "Banks" which were a party thereto and the Company entered into that certain Sixth Amended and Restated Revolving Credit Agreement dated as of August 8, 1997 (the "Sixth Amended Credit Agreement") and the other "loan documents" described therein (the "Sixth Amended Revolving Loan Documents") in order to amend and restate the Fifth Amended Credit Agreement and the Fifth Amended Revolving Loan Documents in light of certain changes and modifications to the terms thereof. In addition to the Banks described in paragraph 8 immediately above, Comerica Bank ("Comerica") and PNC Bank, National Association ("PNC") became parties to and "Banks" under the Sixth Amended Credit Agreement.

          10. On or about July 28, 1998, BofA and the other "Banks" which were a party thereto and the Company entered into that certain Seventh Amended and Restated Revolving Credit Agreement dated as of July 28, 1998 (as modified by the modification agreement dated February 19, 1999 between the Company, the Banks and the Agent, the "Seventh Amended Credit Agreement") and the other "loan documents" described therein (the "Seventh Amended Revolving Loan Documents") in order to amend and restate the Sixth Amended Credit Agreement and the Sixth Amended Revolving Loan Documents in light of certain changes and modifications to the terms thereof. In addition to the Banks described in paragraph 9 immediately above, Bank United, a federal savings bank ("Bank United"), First American Bank Texas, SSB, a Texas state savings bank ("First American"), Union Bank of California, N.A., a national banking association ("Union Bank"), and Guaranty Federal Bank, F.S.B., a federal savings bank ("Guaranty Federal") became parties to and "Banks" under the Seventh Amended Credit Agreement.

          11. On or about August 11, 1999, BofA and the other "Banks" which were a party thereto and the Company entered into that certain Eighth Amended and Restated Revolving Credit Agreement dated as of August 11, 1999 (the "Eighth Amended Credit Agreement") and the other "loan documents" described therein (the "Eighth Amended Revolving Loan Documents") in order to amend and restate the Seventh Amended Credit Agreement and the Seventh Amended Revolving Loan Documents in light of certain changes and modifications to the terms thereof.
In addition to the Banks described above, SunTrust Bank, Atlanta became a party to and a "Bank" under the Eighth Amended Credit Agreement.

          12. The Company, BofA, Bank One, Fleet, Sanwa, Comerica, PNC, Bank United, Union Bank, Guaranty Federal, SunTrust and Amsouth Bank desire to amend and restate the Eighth Amended Credit Agreement and the Eighth Amended Revolving Loan Documents in order to make certain amendments thereto. Credit Lyonnais and First American will not be parties to or "Banks" under this Ninth Amended and Restated Revolving Credit Agreement.

                                 II. AGREEMENT
                                     ---------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Company, the Banks and the Agent that the Eighth Amended Credit Agreement is hereby amended and restated in its entirety so as to provide as follows:

ARTICLE 1:  DEFINITIONS AND ACCOUNTING TERMS.
            --------------------------------

          1.1  Defined Terms.  As used in this Agreement, the following terms
               -------------
shall have the meanings set forth respectively after each:

               "Account" means the Company's general account maintained with
                -------
     BofA, and any future similar account with BofA.

               "Affiliate" means any Person (1) which directly, or indirectly
                ---------
     through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or any Subsidiary, as the context may require, or (2) which owns beneficially or of record 25% or more of the Voting Stock of the Company. The term "control" means the possession, directly or indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or partnership interests, by contract, family relationship or otherwise.

               "Agent" means BofA when acting in its capacity as the Agent under
                -----
     any of the Loan Documents, and any successor agent.

               "Agent-Related Persons" means the Agent and any successor agent
                ---------------------
     (pursuant to the terms of Section 10.9) together with their respective
                               ------------
     Affiliates and the directors, officers, agents, employees and attorneys-in-fact of such Persons and Affiliates.

               "Agreement" means this Ninth Amended and Restated Revolving
                ---------
     Credit Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

               "Assignee" shall have the meaning set forth in Section 11.6.
                --------                                      ------------

               "Assignment and Acceptance" shall have the meaning set forth in
                -------------------------
     Section 11.6.
     ------------

               "Attorney Costs" means and includes all reasonable fees and
                --------------
     disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal legal counsel.

               "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or
                -----------
     Friday on which banks (including the Banks) are open for business in California.

               "Banks" means Bank of America, National Association, a national
                -----
     banking association, Bank One, NA, Fleet National Bank, a national banking association, Sanwa Bank California, a California corporation, Comerica Bank, PNC Bank, National Association, Bank United, a federal savings bank, Union Bank of California, N.A., a national banking association, Guaranty Federal Bank, F.S.B., a federal savings bank, SunTrust Bank, and Amsouth Bank, and the additional financial institutions (if any) from time to time party to this Agreement, any of their successors and assigns (including any Assignee), or any one or more of them.

               "Borrowing" means each of the Loans to be made by the Banks to
                ---------
     the Company as provided in Article 3.

               "Borrowing Base" has the meaning set forth in Section 3.5(b).
                --------------                               --------------

               "Borrowing Base Certificate" means a written calculation of the
                --------------------------
     Borrowing Base, substantially in the form of Exhibit "B" attached hereto
                                                  -----------
     and made a part hereof, signed by a Responsible Official of the Company and properly completed to provide all information required to be included thereon.

               "Capital Adequacy Regulation" means any guideline, request or
                ---------------------------
     directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

               "Capitalized Lease Obligations" means any obligations under a
                -----------------------------
     lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

               "Closing Date" means the time and Banking Day on which the
                ------------
     conditions precedent specified in Section 11.21 are satisfied or waived as
                                       -------------
     provided therein, or shall be as otherwise specified in Section 11.21.
                                                             -------------

               "Co-Agent" means one or more of the Banks which are designated in
                --------
     writing by the Agent to serve as Co-Agent hereunder (subject to Section
                                                                     -------
     10.14 hereof).
     -----

               "Commitment" means, with respect to the Loans and each of the
                ----------
     Banks, the dollar amount and percentage obligation set forth on Schedule
                                                                     --------
     1.1 hereto.  As Banks are added to this Agreement, or withdraw from this
     ---
     Agreement, and assignments are made by the Banks, in accordance with
     Section 11.6 hereof, the amount of each Bank's Commitment shall change in
     ------------
     accordance with that Bank's Pro Rata Share of the Total Aggregate Commitments. The Assignment and Acceptances executed by the added Banks, and the records maintained by the Agent, shall be presumptive evidence of each Bank's Commitment, as each such Bank's Commitment may change from time to time in accordance with the terms of this Agreement. Each Bank's Commitment may also change in accordance with Section 3.10 hereof.
                                                   ------------

               "Company" means Standard Pacific Corp., a Delaware corporation,
                -------
     and its successors and assigns.

               "Completed Unit" means a Unit as to which either (or both) of the
                --------------
     following has occurred: (a) a notice of completion has been filed or recorded in the appropriate real estate records, or (b) all necessary construction has been completed in order to obtain a certificate of occupancy (whether or not such certificate of occupancy has actually been obtained).

               "Consolidated Home Building Interest Expense" means for any
                -------------------------------------------
     period, without duplication, the aggregate amount of interest which, in accordance with GAAP, would be included on an income statement for the Company and consolidated subsidiaries (excluding the Excluded Subsidiaries) on a consolidated basis, whether expensed directly, or included as a component of cost of goods sold, or allocated to joint ventures, or otherwise (including, without limitation, imputed interest included on Capitalized Lease Obligations, all commissions, discounts, and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with Rate Hedging Obligations, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all non-cash interest expense), excluding interest expense related to mortgage banking operations or any other financial services related subsidiary, plus the product of (i) cash dividends paid on any preferred stock of the Company, times (ii) a fraction, the numerator of which is one (1) and the denominator of which is one (1) minus the then current effective aggregate federal, state and local tax rate of the Company, expressed as a decimal.

               "Consolidated Home Building Interest Incurred" means for any
                --------------------------------------------
     period, without duplication, the aggregate amount of interest which, in conformity with GAAP, would be opposite the caption "interest expense" or any like caption on an income statement for the Company and consolidated Subsidiaries (excluding the Excluded Subsidiaries) or allocated to joint ventures, or otherwise (including without limitation imputed interest on Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with Rate Hedging Obligations, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premiums, if any, and all other noncash interest expense) and, without duplication, all capitalized interest for such period, all interest attributable to discontinued operations for such period (excluding the Excluded Subsidiaries) to the extent not set forth on the income statement under the caption "interest expense" or any like caption, and all interest actually paid by the Company or any consolidated Subsidiary (excluding the Excluded Subsidiaries), excluding interest expense related to mortgage banking operations or any other financial services related subsidiary, plus the product of (i) cash dividends paid on any preferred stock of the Company, times (ii) a fraction, the numerator of which is one (1) and the denominator of which is one (1) minus the then current effective aggregate federal, state and local tax rate of the Company, expressed as a decimal.

               "Consolidated Home Building Net Income" means, for any period,
                -------------------------------------
     the net income (or loss) of the Company and its consolidated Subsidiaries (excluding the Excluded Subsidiaries), determined in accordance with GAAP.

               "Consolidated Tangible Net Worth" means, as of any time of
                -------------------------------
     determination, the sum of the following with respect to the Company and the consolidated Subsidiaries determined and consolidated in conformity with generally accepted accounting principles applied on a consistent basis:

                    (a) the amount of stated capital (excluding the cost of treasury shares), additional paid-in capital and retained earnings (or, in the case of a deficit in additional paid-in capital or retained earnings, minus the amount of the deficit), minus
                             -----                             -----

                    (b) the carrying value of intangible assets, such as deferred costs associated with goodwill, patents, franchises, organizational expenses and the like (but excluding receivables, pre-
                                                    ---------
          paid expenses, the capitalized value of leases and all costs that are specifically identifiable or are identifiable on a rational and consistent basis with the unexpired service value of tangible assets), and minus
          --- -----

                    (c) any amounts which would otherwise be included in the calculation of Consolidated Tangible Net Worth under subparagraph (a) immediately above of this definition which pertain to or are attributable to the Company's or any consolidated Subsidiary's equity interest in any Home Building Joint Venture which is in default with respect to the payment of any monetary obligations owing under any land loan, acquisition and development loan, construction loan, secured or unsecured credit facility, or any other loan or indebtedness for borrowed money.

               "Designated Market" means with respect to any LIBOR Borrowing,
                -----------------
     the London interbank LIBOR market or such other interbank LIBOR market as may be designated in writing from time to time by the Agent.

               "Documentation Agent" means one of the Banks which is designated
                -------------------
     in writing by Agent to serve as Documentation Agent hereunder (subject to
     Section 10.14 hereof).
     -------------

               "Dollars" or "$" means United States dollars.
                -------      -

               "Eligible Assignee" means (i) a commercial bank organized under
                -----------------
     the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000, (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States, and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Bank, (B) a Subsidiary of a Person of which a Bank is a Subsidiary, or (C) a Person of which a Bank is a Subsidiary.

               "Entitled Land" means (a) land where all requisite zoning
                -------------
     requirements and land use requirements have been satisfied, and all requisite approvals have been obtained from all applicable Governmental Authorities (other than approvals which are simply ministerial and non-discretionary in nature), in order to develop the land as a residential housing project and construct Units thereon, and (b) as to land located in California, land which satisfies the requirements of subparagraph (a) immediately above, and which is subject to a currently effective vesting
                        ---
     tentative map (unless a county or city where the land is located does not grant vesting tentative maps) which has received all necessary approvals by all applicable Governmental Authorities.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
     1974, and any regulations issued pursuant thereto, as now or from time to time hereafter in effect.

               "Escrow Proceeds Receivable" means funds due to the Company held
                --------------------------
     at an escrow company following the sale and conveyance of title of a Unit to a buyer.

               "Events of Default" has the meaning set forth for that term in
                -----------------
     Section 9.1.
     -----------

               "Excluded Subsidiaries" means, collectively, Standard Pacific
                ---------------------
     Financing, Inc., Family Lending Services, Inc. (including any Subsidiaries thereof) and Standard Pacific Financing, L.P.

               "Extension Request" means a written request from the Company to
                -----------------
     extend the Maturity Date pursuant to Section 4.18.
                                          ------------

               "Family Lending Services, Inc." or "FLS" means Family Lending
                -----------------------------      ---
     Services, Inc., a Delaware corporation.

               "FDIC" means the Federal Deposit Insurance Corporation, and any
                ----
     Governmental Authority succeeding to any of its principal functions.

               "Federal Funds Rate" means, for any day, the rate set forth in
                ------------------
     the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Banking Day opposite the caption

     "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Banking Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

               "Finished Lots" means lots of Entitled Land as to which offsite
                -------------
     construction has been substantially completed, utilities and all major infrastructure have been stubbed to the site, and building permits may be promptly pulled by the Company without the satisfaction of any further material conditions.

               "Fixed Rate Option Requests" means the combined number of LIBOR
                --------------------------
     Borrowings made in any specified period of time.

               "FRB" means the Board of Governors of the Federal Reserve System,
                ---
     and any Governmental Authority succeeding to any of its principal functions.

               "GAAP" means generally accepted accounting principals.
                ----

               "GAAP Value" means, with respect each property constituting part
                ----------
     of the Company's Real Estate Inventory, the GAAP basis asset value for such property or asset.

               "Government Securities" means readily marketable direct
                ---------------------
     obligations of the United States of America or obligations fully guaranteed by the United States of America.

               "Governmental Authority" means any nation or government, any
                ----------------------
     state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Guarantor" means, collectively, Standard Pacific of Texas, Inc.,
                ---------
     a Delaware corporation, Standard Pacific of Orange County, Inc., a Nevada corporation, Standard Pacific of Fullerton, Inc., a Nevada corporation, Standard Pacific of Arizona, Inc., a Delaware corporation, Standard Pacific Construction, Inc., a Delaware corporation, and The Writer Corporation, a Delaware corporation, and each other Person that from time to time executes a Guaranty in favor of the Banks with respect to the Loans, and their successors and assigns.

               "Guaranty" means a continuing guaranty, substantially in the form
                --------
     of Exhibit "E" attached hereto, either as originally executed or as it may
        -----------
     from time to time be supplemented, modified, amended, restated or extended, to be executed and delivered by a Guarantor to the Agent for the benefit of the
     Banks.

               "Guaranty of the Subsidiary Letters of Credit" means a guaranty
                --------------------------------------------
     of the Company guaranteeing all indebtedness and obligations arising under or relating to the Subsidiary Letters of Credit, substantially in the form of Exhibit "J" hereto.
        -----------

               "Home Building Debt" means, as of any time of determination, the
                ------------------
     sum of the following amounts without duplication: (a) all indebtedness, liabilities and other obligations of the Company and its consolidated Subsidiaries (excluding accounts payable and other non-interest bearing accruals of the Company and its consolidated Subsidiaries, and excluding all indebtedness, liabilities and other obligations of the Excluded Subsidiaries) that, in conformity with generally accepted accounting principles applied on a consistent basis, should be included in determining total liabilities shown on the liability side of a consolidated balance sheet of the Company and the consolidated Subsidiaries, (b) all recourse indebtedness for borrowed money of any partnership in which the Company or a consolidated Subsidiary is a general partner, (c) all letter of credit reimbursement obligations of the Company and any consolidated Subsidiary with respect to letters of credit which guaranty or act as credit support for the payment of monetary obligations, and (d) all guaranties by the Company or a consolidated Subsidiary of indebtedness for borrowed money of another Person; provided, however, that in the case of any loan to value maintenance agreement (or similar agreement) by which the Company or a consolidated Subsidiary agrees to maintain for a joint venture a minimum ratio of indebtedness outstanding to value of collateral property, only amounts owing by the Company or a consolidated Subsidiary at the time of determination (or which would be owing upon the demand of the lender) will be included in Home Building Debt.

               "Home Building EBITDA" means, for any period, without
                --------------------
     duplication, (a) the sum of the following amounts attributable to such period: (i) Consolidated Home Building Net Income, (ii) Consolidated Home Building Interest Expense, (iii) charges against income for all federal, state and local taxes, (iv) depreciation expense, (v) amortization expense,
     (vi) other non-cash charges and expenses (including non-cash charges resulting from accounting changes), and (vii) any losses arising outside of the ordinary course of business which have been included in the determination of Consolidated Home Building Net Income, less (b) any gains arising outside the ordinary course of business which have been included in the determination of Consolidated Home Building Net Income, all as determined on a consolidated basis for the Company and consolidated Subsidiaries (excluding the Excluded Subsidiaries) less (c) net income (determined in accordance with GAAP) of any Person (other than a consolidated Subsidiary) in which the Company or one of its consolidated Subsidiary's has a joint interest with a third party (to the extent of their interest in such net income), plus (d) net losses (determined in accordance with GAAP) of and dividends, distributions or other cash returns of previously recognized income from any Person (other than a consolidated Subsidiary) in which the Company or one of its consolidated Subsidiary's has a joint interest with a third party.

               "Home Building Joint Venture" means any Person in which the
                ---------------------------
     Company or any of its Subsidiaries has an ownership interest, but not more than a 50% ownership interest (or if more than a 50% ownership interest in such Person is held by the Company or any of its Subsidiaries, the results of such Person's operations are not consolidated, in accordance with GAAP, with the results of the Company's operations for financial reporting purposes), that was formed for and is engaged in homebuilding operations.

               "Interest Coverage Ratio" has the meaning set forth in Section
                -----------------------                               -------
     8.3.
     ---

               "Interest Differential" means, with respect to any prepayment or
                ---------------------
     redesignation of a LIBOR Rate Loan on a day other than the last day of the applicable LIBOR Period and with respect to any failure to borrow a LIBOR Rate Loan on the date or in the amount specified in any Request for Borrowing or any Request for Redesignation of Borrowing, (a) the LIBOR Rate applicable to (or, with respect to a failure to borrow, the LIBOR Rate which would have been applicable to) the LIBOR Rate Loan minus (b) the
                                                              -----
     LIBOR Rate on, or as near as practicable to the date of, the prepayment or failure to borrow for a LIBOR Rate Loan with a LIBOR Period commencing on such date and ending on the last day of the LIBOR Period of the LIBOR Borrowing so prepaid or which would have been borrowed on such date. The determination of the Interest Differential by the Agent shall be conclusive in the absence of manifest error.

               "Interest Payment Date" means the first day of any month.
                ---------------------

               "Investment" means any net investment by the Company or any
                ----------
     Subsidiary in any joint venture, partnership, corporation, limited liability company or other entity, whether by acquisition of stock or debt, or by loan (or other extension of credit), advance, transfer of property out of the ordinary course of business, capital contribution, payment pursuant to a guaranty or any other contingent liability of the Company in respect of liabilities of such entity, or otherwise.

               "Issuing Bank" means BofA in its individual capacity as a bank
                ------------
     issuing Letters of Credit under this Agreement.

               "Judgment Liens" means any judgment liens, attachment liens, or
                --------------
     any other liens which secure a judgment or any other obligations imposed by court order or other directive of a court.

               "Laws" means, collectively, all international, foreign, federal,
                ----
     state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

               "L/C Application" has the meaning set forth in Section 3.9.3.
                ---------------                               -------------

               "L/C Commitment" has the meaning set forth in Section 3.9.1.
                --------------                               -------------

               "L/C Commitment Termination Date" has the meaning set forth in
                -------------------------------
     Section 3.9.1.
     -------------

               "L/C Obligations" has the meaning set forth in Section 3.9.1.
                ---------------                               -------------

               "Lending Office" means, as to each Bank, the office located at
                --------------
     the address for notices specified for such Bank on the signature pages hereof.

               "Letters of Credit" has the meaning set forth in Section
                -----------------                               -------
     3.9.2(a).

               "Letter of Credit Subsidiaries" has the meaning set forth in
                -----------------------------
     Section 3.9.6.
     -------------

               "LIBOR Banking Day" means any Banking Day on which banks are open
                -----------------
     for business (including with respect to dealings between banks in United States Dollar deposits) in the Designated Market.

               "LIBOR Base Rate" means the offered rate (determined solely by
                ---------------
     the Agent) for a period of time comparable to the number of days in the applicable LIBOR Period for deposits in United States Dollars, as shown on Telerate Page 3750 as of approximately 11:00 a.m., London time, on the first LIBOR Banking Day after the Agent receives the Company's Request for

     Borrowing; or if Telerate Page 3750 is unavailable, the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose. The determination of the LIBOR Base Rate by the Agent shall be conclusive in the absence of manifest error. "Telerate Page 3750" means the display designated as such on Teleratesystem Incorporated (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks for United States Dollar deposits).

               "LIBOR Borrowing" means any Loan or portion thereof designated or
                ---------------
     redesignated by the Company as a LIBOR Borrowing pursuant to Article 3.

               "LIBOR Lending Office" means the office or branch of each Bank so
                --------------------
     designated on the signature pages of this Agreement, or such other office or branch of each Bank as it may hereafter designate, by written notice to the Company and the Agent, as its LIBOR Lending Office.

               "LIBOR Period" means, as to each LIBOR Borrowing, the period
                ------------
     commencing on the date specified in the applicable Request for Borrowing or Request for Redesignation of Borrowing by the Company pursuant to Sections
                                                                       --------
     3.3 or 3.4 and ending 7 days, one month, two months, three months, six
     ---    ---
     months, nine months or twelve months thereafter, as designated by the Company in the applicable Request for Borrowing or Request for Redesignation of Borrowing, provided that:
                                 --------

                    (a) the first day in any LIBOR Period shall be a LIBOR Banking Day;

                    (b) any LIBOR Period that would otherwise end on a day that is not a LIBOR Banking Day shall be extended to the next succeeding LIBOR Banking Day unless such LIBOR Banking Day falls in another
                            ------
          calendar month, in which case such LIBOR Period shall end on the next preceding LIBOR Banking Day; and

                    (c)  No LIBOR Period shall extend beyond the Maturity Date.

               "LIBOR Rate" means, for any LIBOR Period for any LIBOR Borrowing,
                ----------
     the rate (rounded upward, if necessary, to the next 1/100 of 1%) obtained by dividing (i) the LIBOR Base Rate for such LIBOR Period, by (ii) a percentage equal to 100% minus the LIBOR Reserve Percentage for such LIBOR Period.

               "LIBOR Rate Spread" means the additional component of interest,
                -----------------
     expressed as a percentage per annum, to be added to the LIBOR Rate in determining the applicable rate of interest for LIBOR Borrowings. The applicable LIBOR Rate Spread shall be based on the Company's current senior long term debt ratings as published by Standard & Poors and Moody's Investor Services as determined by the following pricing grid:

          S&P/Moody's Rating                      Applicable LIBOR Rate Spread
          ------------------                      ----------------------------
               (less than) BB+/Ba1                          1.275%
               -----------
               = BB/Ba2                                     1.400%
               = BB-/Ba3                                    1.525%
               (greater than) BB-/Ba3 (or unrated)          1.950%

     In the event of a difference in rating between Standard & Poors and Moody's Investor Services, the lower rating shall prevail for purposes of determining the applicable LIBOR Rate Spread. As of the date of this Agreement, the Company is currently rated BB/Ba2 by Standard & Poors and Moody's Investor Services, respectively, and the applicable LIBOR Rate Spread for the Loans as of the date of this Agreement is therefore 1.4%.

               "LIBOR Reserve Percentage" means the total of the maximum reserve
                ------------------------
     percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Regulation D. The Reserve Percentage shall be expressed as a decimal and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages.

               "Loan" or "Loans" means each of the loans and Borrowings under
                ----      -----
     this Agreement.

               "Loan Documents" means, collectively, this Agreement, each Note,
                --------------
     the Guaranty and the Guaranty of the Subsidiary Letters of Credit.

               "Lots Under Development" means (a) Entitled Land where physical
                ----------------------
     site improvement has commenced and is continuing, and (b)Finished Lots.

               "Majority Banks" means, at any time, if BofA is the only Bank,
                --------------
     BofA, and, if there is more than one Bank, at least two Banks then holding in excess of 66-2/3% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, at least two Banks then having in excess of 66-2/3% of the Total Aggregate Commitment.

               "Mandatory Joint Venture Lot Purchase Obligations" means, at any
                ------------------------------------------------
     time, the aggregate dollar amount of all obligations (based on the purchase prices of the lots) of the Company and its Subsidiaries to purchase lots (whether finished lots or lots under development) from any partnership, joint venture, limited liability company or similar entity in which the Company or any Subsidiary is a partner, venturer or member, but in the case of each such entity, only to the extent of indebtedness for borrowed money of such entity.

               "Material" means, in connection with the Company, its
                --------
     Subsidiaries, and the Loans and the Loan Documents, such circumstances or facts which the Banks in the exercise of their discretion could reasonably be expected to rely upon in determining whether to enter into or to continue lending under this Agreement or which could reasonably be expected to have a bearing on any actions undertaken by the Banks. Such Material circumstances or facts shall include, without limitation, such circumstances or facts as would materially alter, enlarge, restrict or otherwise affect the rights and liabilities otherwise existing between the parties to the Agreement or any other Loan Document.

               "Maturity Date" means July 31, 2004, subject to possible
                -------------
     extension pursuant to Section 4.18 (other than with respect to a Note held
                           ------------
     by a Bank which does not extend the maturity date of such Note pursuant to
     Section 4.18, in which case the applicable Maturity Date for such Note held
     ------------
     by such non-renewing Bank shall be the Non-Renewing Bank Loan Maturity
     Date).

               "Maximum Eligible Subordinated Debt" means Subordinated Debt in
                ----------------------------------
     an amount not to exceed the lesser of (a) 50% of all Subordinated Debt, or
     (b) the lesser of (i) 25% of Consolidated Tangible Net Worth (without any credit for any Subordinated Debt), or (ii) $100,000,000.00; provided, that
                                                                 --------
     in no event may any Subordinated Debt which becomes payable within 12 months (of the then current date) be part of the Maximum Eligible Subordinated Debt.

               "Measurement Period" has the meaning set forth in Section 8.3.
                ------------------                               -----------

               "Model Unit" means a Completed Unit to be used as a model home in
                ----------
     connection with the sale of Units in a residential housing project.

               "Non-Renewing Bank Loan Maturity Date" means the maturity date of
                ------------------------------------
     the Note held by a Bank which does not extend such maturity date in response to a request for such extension by the Company pursuant to Section
                                                                         -------
     4.18.
     ----

               "Non-Wholly Owned Subsidiary" means a Subsidiary, less than 100%
                ---------------------------
     of the capital stock of which (including voting and non-voting shares, but exclusive of directors' qualifying shares) is owned by the Company and its Subsidiaries (other than Non-Wholly Owned Subsidiaries).

               "Note" means each of the promissory notes, substantially in the
                ----
     form of Exhibit "A" attached hereto and made a part hereof, executed by the
             -----------
     Company in favor of the Banks, each to the order of the applicable Bank as payee to evidence such Bank's share of the Loans, and each in the original principal amount of the applicable Bank's Commitment such that the aggregate original principal amount of all Notes is initially $450,000,000 (subject to possible increase as specified in Section 3.10); as originally
                                                   ------------
     executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced (and any promissory note that may be issued in substitution or exchange therefor).

               "Obligations" means all obligations of every nature of the
                -----------
     Company from time to time owed to the Banks under the Loan Documents.

               "Opinion of Counsel" means the favorable written legal opinion of
                ------------------
     Clay A. Halvorsen, as counsel to the Company and the Subsidiaries, to this Agreement, substantially in the form of Exhibit "G" attached hereto,
                                             -----------
     together with copies of all factual certificates and legal opinions upon which such counsel has relied.

               "Other Taxes" means any present or future stamp or documentary
                -----------
     taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

               "Participant" shall have the meaning set forth in Section 11.6.
                -----------                                      ------------

               "Person" means any entity, whether an individual, trustee,
                ------
     corporation, general partnership, limited partnership, limited liability company, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, Governmental Authority or otherwise.

               "Plan" means any employee benefit plan subject to ERISA and
                ----
     maintained by the Company and/or any Subsidiary or to which the Company and/or any Subsidiary is required to contribute on behalf of its employees.

               "Prime Rate" means on any day, the rate of interest per annum
                ----------
     then most recently established by BofA as its "prime rate." Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by BofA to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and BofA may make various business or other loans at rates of interest having no relationship to such rate. If BofA ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall
                                                                       --------
     Street Journal (or the average prime rate if a high and a low prime rate
     --------------
     are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported. If The Wall Street Journal does not then or ceases to report such a prime
     -----------------------
     rate, the Prime Rate shall thereafter be determined by such alternate method as may be reasonably selected by Agent.

               "Pro Rata Share" means, as to any Bank at any time, the
                --------------
     percentage equivalent (expressed as a decimal, rounded to the ninth decimal place as determined by the Agent) at such time of such Bank's Commitment divided by the Total Aggregate Commitment.

               "Project Financing Liens" means any deeds of trust, mortgages, or
                -----------------------
     any other liens which secure any real property acquisition loans, development loans, construction loans, or any other loans pertaining to the acquisition and/or development of, or construction of improvements upon, real property, but excluding any lien referenced in Sections 8.12(d), (e)
                                                         ----------------  ---
     or (g).
        ---

               "Rate Hedging Obligations" means, for any Person, the net
                ------------------------
     obligations of such Person pursuant to any interest rate hedging agreement or any foreign exchange contract, currency swap agreement or other similar agreement to which such Person is a party or a beneficiary.

               "Real Estate Inventory" means Unentitled Land, Entitled Land,
                ---------------------
     Lots Under Development, Units Under Construction, and Completed Units (including Model Units) owned by the Company.

               "Reference Rate" means the higher of:
                --------------

                    (a)  the Prime Rate; and

                    (b)  0.50% per annum above the latest Federal Funds Rate.

     Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

               "Reference Rate Borrowing" means any Loan or portion thereof
                ------------------------
     which is not designated or redesignated by the Company as a LIBOR Borrowing pursuant to Sections 3.3 or 3.4.
                 ------------    ---

               "Reference Rate Spread" means the additional component of
                ---------------------
     interest, expressed as a percentage per annum, to be added to the Reference Rate in determining the applicable rate of interest for Reference Rate Borrowings. For the period beginning on the Closing Date and continuing through the entire term of the Loans, the Reference Rate Spread shall be equal to 0.00%.

               "Regulation D" means Regulation D of the Board of Governors of
                ------------
     the Federal Reserve System as now or from time to time hereafter in effect and any other regulation issued in substitution therefor.

               "Request for Borrowing" means a written request for a Borrowing
                ---------------------
     substantially in the form of Exhibit "C" attached hereto, signed by a
                                  -----------
     Responsible Official of the Company and properly completed to provide all information required to be included thereon.

               "Request for Letter of Credit" means a written request for a
                ----------------------------
     Letter of Credit substantially in the form of Exhibit "C" attached hereto,
                                                   -----------
     signed by a Responsible Official of the Company and properly completed to provide all information required to be included thereon.

               "Request for Redesignation of Borrowing" means a written request
                --------------------------------------
     for redesignation of Borrowing substantially in the form of Exhibit "C"
                                                                 -----------
     attached hereto, signed by a Responsible Official of the Company and properly completed to provide all information required to be included thereon.

               "Requirement of Law" means, as to any Person, any law (statutory
                ------------------
     or common), treaty, rule or regulation or determination of an arbitrator or of a

     Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

               "Responsible Official" means: (a) when used with reference to a
                --------------------
     Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. Any document or certificate hereunder that is signed or executed by a Responsible Official of another Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such other Person.

               "Seller Nonrecourse Debt" means indebtedness which satisfies all
                -----------------------
     of the following criteria: (a) such indebtedness is incurred by the Company or a Subsidiary in connection with its purchase of one or more parcels of Real Estate Inventory (the "Purchased Property"), and such indebtedness constitutes the unpaid portion of the purchase price of the Purchased Property, (b) such indebtedness is evidenced by a promissory note or other repayment agreement which is secured by a deed of trust, mortgage or similar lien on the Purchased Property, and (c) such indebtedness is by its terms, or by operation of law, nonrecourse to the Company and its Affiliates.

               "Senior Debt" means, at any time of determination thereof, all
                -----------
     indebtedness with respect to (i) the Loans and L/C Obligations, (ii) the 8.5% senior promissory notes, due June 15, 2007, the 8.0% senior promissory notes, due February 15, 2008, and the 8.5% senior promissory notes due April 1, 2009, except to the extent (in any case) that they would not be included in the Company's balance sheet in accordance with GAAP, (iii) any other senior indebtedness of the Company to any Banks, and (iv) such other indebtedness for borrowed money senior to or ranking in equal priority to the Obligations.

               "Special Circumstance" means the adoption of any Law or
                --------------------
     interpretation, or any change therein or thereof, or any change in the interpretation, administration or application thereof by any Governmental Authority, central bank or comparable authority, or compliance by the Banks or their LIBOR Lending Offices with any request or directive (whether or not having the force of Law) of any Governmental Authority, central bank or comparable authority, or the occurrence of circumstances affecting the applicable certificate of deposit market or London interbank eurodollar market generally which are beyond the reasonable control of the Banks.

               "Subordinated Debt" means such indebtedness of the Company as is
                -----------------
     fully subordinated to the Obligations pursuant to a subordination agreement approved in writing by the Majority Banks, and as to which the Agent has received a legal opinion, in form and substance satisfactory to the Agent, confirming the subordinate status of such indebtedness in relation to the Obligations.

               "Subsidiary" means (i) any corporation of which at least a
                ----------
     majority of the outstanding securities of any class or classes (however designated) having ordinary voting power to elect directors of the corporation is owned by the Company and/or by one or more than one other Subsidiary, and (ii) any partnership, joint venture or limited liability company in which the Company and/or any Subsidiary owns at least a majority interest and over which the Company and/or any Subsidiary exercises a degree of control sufficient to require the consolidation under GAAP of the results of operations of such Person with the results of operations of the Company for financial reporting purposes.

               "Subsidiary Letters of Credit" has the meaning set forth in
                ----------------------------
     Section 3.9.6.
     -------------

               "Swing Line Advances" means Borrowings initially funded by BofA
                -------------------
     in the manner provided in Section 3.1(h).
                               --------------

               "Syndication Agent" means one of the Banks which is designated in
                -----------------
     writing by the Agent to serve as Syndication Agent hereunder (subject to
     Section 10.14 hereof).
     -------------

               "Taxes" means any and all present or future taxes, levies,
                -----
     imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income.

               "Total Aggregate Commitment" means the total aggregate combined
                --------------------------
     Commitments of the Banks. The Total Aggregate Commitment currently equals $450,000,000, and may increase as provided in Section 3.10 or decrease as
                                                   ------------
     provided in Section 4.18.
                 ------------

               "Total Borrowing Base Home Building Indebtedness" means the
                -----------------------------------------------
     aggregate of all Senior Debt, plus all reimbursement obligations and other
                                   ----
     obligations under any and all letters of credit related to the Company's home building operations, plus all unsecured obligations (excluding any
                               ----
     trade
     payables incurred in the ordinary course of business) of partnerships or joint ventures in which the Company is a general partner, or otherwise liable, plus the amount of all guaranties, suretyship agreements, or
             ----
     similar agreements in which the Company agrees to answer for the indebtedness or other financial obligations of another person or entity, plus all unsecured indebtedness of the Company which is subordinate to the
     ----
     Obligations. "Total Borrowing Base Home Building Indebtedness" shall not
                                                                          ---
     include indebtedness which is fully secured by real property or indebtedness which by its terms is non-recourse to the Company.

               "Unencumbered Real Estate Inventory" means Real Estate Inventory
                ----------------------------------
     which is not subject to or encumbered by any deed of trust, mortgage, judgment lien, attachment lien or any other lien (other than liens which have been bonded around so as to remove such liens as encumbrances against the Real Estate Inventory in a manner satisfactory to the Agent and its legal counsel, or liens which are permitted under Section 8.12(b) or
                                                       ---------------
     Section 8.12(c)).
     ---------------

               "Unentitled Land" means all land which is not Entitled Land.
                ---------------

               "Unit" means single family residential housing units.
                ----

               "Units Under Construction" means Units where on-site construction
                ------------------------
     has commenced as evidenced by the trenching of foundations for such Units.

               "Voting Stock" means any class or classes of securities having
                ------------
     voting power to elect the directors of a corporation.

          1.2  Use of Defined Terms.  Any defined term used in the plural shall
               --------------------
refer to all members of the relevant class, and any defined term used in the singular shall refer to any of the members of the relevant class.

          1.3  Accounting Terms.  All accounting terms not specifically defined
               ----------------
in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles applied on a consistent basis.

          1.4  Exhibits.  All exhibits to this Agreement, either as now existing
               --------
or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

ARTICLE 2: RECITALS.
           --------

          This Agreement is made with reference to the following facts:

               (a) The Company is primarily engaged in the business of developing residential single-family housing projects.

               (b) The Company has applied to the Banks for the Loans (i) to finance or refinance the acquisition of land and the development and construction of various residential single-family housing projects in California, Texas, Arizona and Colorado, (ii) to finance the expansion and growth of the business of the Company, and (iii) for general corporate purposes.

               (c) The Banks are willing to make the Loans to the Company on the terms and conditions set forth in this Agreement and in the other Loan Documents.

ARTICLE 3: BORROWING PROCEDURES, BORROWING BASE, LETTER OF CREDIT SUBLIMIT, AND
           --------------------------------------------------------------------
           POSSIBLE INCREASE IN TOTAL AGGREGATE COMMITMENT.
           -----------------------------------------------

          3.1  Disbursement of Loan Proceeds.
               -----------------------------

               (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Banking Day immediately preceding the Maturity Date (or, in the case of a non-renewing Bank under Section 4.18, the Non-Renewing Bank Loan Maturity
                               ------------
     Date), each Bank shall, according to its Pro Rata Share, make Loans to the Company in such amounts as the Company may request that do not exceed in the aggregate at any one time outstanding, the Commitment of such Bank (less the Pro Rata Share of such Bank's L/C Obligations, if any). Subject
      ----
     to the limitations set forth herein, the Company may borrow, repay and reborrow under each Bank's Commitment without premium or penalty. In no event shall the Banks be obligated to make Loans to the Company at any time if, after giving effect to such Loans, the provisions of Section 3.6 would
                                                              -----------
     be violated.

               (b) Unless the Agent otherwise consents, the aggregate amount of each LIBOR Borrowing shall be in an integral multiple of $100,000, but not less than $1,500,000, and the aggregate amount of each Reference Rate Borrowing shall be in an integral multiple of $10,000, but not less than $100,000.

               (c) The Loans made by the Banks pursuant to this Agreement shall be evidenced by each Note.

               (d) A Request for Borrowing shall be irrevocable upon receipt by the Agent. The Agent shall not be bound by any preliminary information that it may give the Company concerning a particular LIBOR Rate before it delivers the binding LIBOR Rate notice in accordance with Section 3.3(b)
                                                               --------------
     below.

               (e) Unless the Agent otherwise consents, no more than ten (10) LIBOR Borrowings in the aggregate shall be outstanding at any one time; provided, however, up to twelve (12) LIBOR Borrowings in the aggregate may
     --------  -------
     be outstanding if the Company pays to the Agent an additional fee of $250 per LIBOR Borrowing with each Request for Borrowing after the tenth (10th) such request.

               (f) The Agent will notify each Bank of its receipt of a Request for Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing by 11:00 a.m. (California time) on the date of timely receipt of a Request for Borrowing by the Company.

               (g) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's payment office (described on the signature page hereof) by 11:00 a.m. (California time) on the date of such Borrowing requested by the Company in funds immediately available to the Agent. Subject to the provisions of Section 3.7, the proceeds of all such Loans will then be made
                   -----------
     available to the Company by the Agent by wire transfer in accordance with written instructions provided to the Agent by the Company of like funds as received by the Agent.

               (h)  The following procedures shall apply to Swing Line Advances:

                    (i) Not later than 2:00 p.m., California time, on the Banking Day on which a proposed Swing Line Advance is to be made, BofA must have received in writing a request that a Swing Line Advance be made on that Banking Day, stating that such Advance shall be a Swing Line Advance, and stating the amount of the requested Swing Line Advance.

                    (ii) Upon fulfillment of each of the applicable conditions in Article 6 and the condition that the aggregate amount of outstanding Swing Line Advances at no time exceeds $30,000,000, BofA shall credit to the Account, from BofA's funds, the amount of the requested Swing Line Advance.

                    (iii) Prior to 9:00 a.m., California time, on the Banking Day following the Banking Day on which a Swing Line Advance is made, BofA shall inform each Bank by telephone, telecopier or telex stating
          (x) the date of the Swing Line Advance, (y) the amount of the Swing Line Advance, and (z) that BofA assumes that no Event of Default has occurred. BofA may assume that no Event of Default has occurred unless it has actual notice of the Event of Default, has received notice from the Company stating the nature of the Event of Default, or has received notice from a Bank stating the nature of the Event of Default and that such Bank considers the Event of Default to have occurred.

                    (iv) Each Bank shall deliver to the Agent (for the benefit of BofA) before 12:00 noon, California time, on the Banking Day on which notice has been sent to such Bank under Section 3.1(h)(iii)
                                                        -------------------
          immediately above informing such Bank of a Swing Line Advance, immediately available funds in an amount equal to such Bank's Pro Rata Share of such Swing Line Advance. The Agent shall pay all such amounts received to BofA, which shall immediately apply such amounts to such Swing Line Advance. The obligation of each Bank to make any disbursement to the Agent shall be subject to the condition that such Bank shall have been informed by BofA as described in Section
                                                                -------
          3.1(h)(iii) above, and BofA has not elected to make a Swing Line
          -----------
          Advance with actual knowledge of an Event of Default. Except to the extent expressly set forth herein, the obligation of each Bank to make disbursements to the Agent pursuant to this Section 3.1(h)(iv) shall
                                                      ------------------
          be absolute and unconditional.

                    (v) Upon the occurrence of any Event of Default, BofA shall have the option, which shall be exercisable by BofA in its sole discretion, to sell and transfer to each Bank, pursuant to the terms and conditions set forth herein, an undivided interest and participation, to the extent of such Bank's Pro Rata Share, in all outstanding Swing Line Advances. Forthwith upon notice from BofA to the Banks that BofA has elected to exercise the option set forth in the immediately preceding sentence, BofA shall be deemed irrevocably and unconditionally to have sold and transferred to each Bank without recourse and, each Bank shall have deemed to have irrevocably and unconditionally purchased and received, an undivided interest and participation, to the extent of such Bank's Pro Rata Share, in all outstanding Swing Line Advances. Each Bank shall promptly (and in any event within two Banking Days) pay to the Agent (for the benefit of BofA) in immediately available funds an amount equal to such Bank's Pro Rata Share of the outstanding principal amount of such Swing Line Advances. The Agent shall pay all amounts received to BofA, which shall apply such amounts to such Swing Line Advances. Any amount payable to the Agent (for the benefit of
          BofA) pursuant to this Section 3.1(h)(v) and not paid within two
                                 -----------------
          Banking Days of the day on which notice of such payment received from the Agent shall bear interest until paid at the Reference Rate. If the Banks make any payment in respect of Swing Line Advances as contemplated by this Section 3.1(h)(v) and thereafter the Agent or
                               -----------------
          BofA receives a payment on account of any such Advance, the Agent or BofA, as appropriate, shall promptly pay to each Bank which funded its participation therein an amount equal to such Bank's Pro Rata Share thereof. The obligation of each Bank to make payments under this
          Section 3.1(h)(v) shall be unconditional and irrevocable and shall be
          -----------------
          made under all circumstances. If any payment received on account of any Swing Line Advance and distributed to a Bank as a participant under this Section 3.1(h)(v) is thereafter recovered from the Agent or
                     -----------------
          BofA in connection with any bankruptcy or insolvency proceeding relating to the Company or otherwise, each Bank which received such distribution shall, upon demand by the Agent, repay to the Agent or BofA, as applicable, such Bank's Pro Rata Share of the amount so recovered together with an amount equal to such Bank's Pro Rata Share (according to the proportion of (A) the total of such Bank's required repayment to (B) the total amount so recovered) of any interest or other amount paid or payable by the Agent or BofA in respect of the total amount so recovered.

                    (vi) BofA shall not be obligated to make any Swing Line Advance pursuant to this Section 3.1(h) if the making of such Swing
                                   --------------
          Line Advance would result in an aggregate amount of Swing Line Advances which are outstanding and not reimbursed by the Banks pursuant to Section 3.1(h)(iv) in excess of $30,000,000. Swing Line
                      ------------------
          Advances shall be considered Borrowings for all purposes hereunder (including conditions to disbursement but excluding the notice requirement of Section 3.2), subject only to the special reimbursement
                         -----------
          obligations of the Banks pursuant to this Section 3.1(h).  If BofA is
                                                    --------------
          excused from its obligation to make a requested Swing Line Advance by this Section 3.1(h)(vi), the Company shall still be entitled to obtain
               ------------------
          the requested Borrowing pursuant to the other provisions of Article 3, subject to the conditions applicable to such Borrowings.

          3.2  Reference Rate Borrowings.  All Loans shall at all times
               -------------------------
constitute Reference Rate Borrowings unless properly designated or redesignated as

LIBOR Borrowings pursuant to Sections 3.3 or 3.4. Each request by the Company
                             ------------    ---
for a new Reference Rate Borrowing (except for Swing Line Advances) shall be made pursuant to a Request for Borrowing received by the Agent, at the Agent's office, not later than 9:00 a.m. California time, at least one Banking Day prior to the date the Reference Rate Borrowing is to be funded to the Company. The Agent will notify each Bank of its receipt of a Request for Borrowing in accordance with Section 3.1(f).
                --------------

          3.3  LIBOR Borrowing.
               ---------------

               (a) Each request by the Company for a LIBOR Borrowing shall be made pursuant to a Request for Borrowing received by the Agent, at the Agent's office, not later than 9:00 a.m., California time, at least two (2) LIBOR Banking Days (or three (3) if the LIBOR Borrowing is to be more than $15,000,000) before the first day of the applicable LIBOR Period. The Agent will notify each Bank of its receipt of a Request for Borrowing in accordance with Section 3.1(f).
                     --------------

               (b) At or about 9:00 a.m., California time, one (1) LIBOR Banking Day after the LIBOR Banking Day on which Agent receives Borrower's Request for Borrowing, the Agent shall determine the applicable LIBOR Rate (which determination shall be conclusive in the absence of manifest error) and shall promptly give notice of the same to the Company and the Banks by telephone, telecopier or telex.

               (c)  Upon fulfillment of the applicable conditions set forth in
     Article 6, a LIBOR Borrowing shall become effective on the first day of the applicable LIBOR Period.

               (d) The Agent in its sole discretion may require the Company to request any LIBOR Borrowing of $100,000,000 or more, or any redesignation of a Reference Rate Borrowing of $100,000,000 or more as a LIBOR Borrowing, at a time or on a day which is one (1) LIBOR Banking Day earlier than the deadline stated above (or for redesignations of Reference Rate Borrowings, stated Section 3.4 below) for making such a request.
            -----------

               (e) Nothing contained herein shall require the Banks to fund any LIBOR Borrowing in the London interbank eurodollar market or other Designated Martet.

          3.4  Redesignation of Borrowings.
               ---------------------------

               (a) If any LIBOR Borrowing is not repaid on the last day of the applicable LIBOR Period, such Borrowing automatically shall be redesignated as a Reference Rate Borrowing on such date.

               (b) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date until one month preceding the Maturity Date, the Company may request that all or a portion of outstanding Reference Rate Borrowings be redesignated as a LIBOR Borrowing; provided that the LIBOR Period for such LIBOR Borrowing shall end on or before the Maturity Date.

               (c) Each redesignation of all or a portion of outstanding Reference Rate Borrowings as a LIBOR Borrowing shall be made pursuant to a written Request for Redesignation of Borrowing. Not later than 9:00 a.m., California time, at least two (2) LIBOR Banking Days (or three (3) if the LIBOR Borrowing is to be more than $15,000,000) prior to the first day of the applicable LIBOR Period, the Agent shall have received, at the Agent's office, a properly completed Request for Redesignation of Borrowing specifying (1) the requested date of redesignation, (2) the requested amount of Reference Rate Borrowings to be redesignated as a LIBOR Borrowing, and (3) the requested LIBOR Period. The Agent may, in its sole and absolute discretion, permit a Request for Redesignation of Borrowing to be made by telecopier or by telephone (with confirmation sent promptly by telecopier) by the Company, in which case the Company shall confirm same by mailing a written Request for Redesignation of Borrowing to the Agent within 24 hours following the date of redesignation.

               (d) The Agent will notify each Bank of its receipt of a Request for Redesignation by 11:00 a.m. (California time) on the date of timely receipt of a Request for Redesignation from the Company. All redesignations shall be made ratably according to the respective outstanding principal amount of the Loans with respect to which the Request for Redesignation was given is then held by each Bank.

               (e) Unless all of the Banks otherwise agree, during the existence of an Event of Default, the Company may not elect to have a Loan converted into a LIBOR Borrowing.

               (f) Unless the Banks otherwise consent, the amount of Reference Rate Borrowings to be redesignated as a LIBOR Borrowing shall be an integral multiple of $100,000, but not less than $1,500,000.

               (g) With respect to any redesignation of Reference Rate Borrowing as a LIBOR Borrowing, at or about 9:00 a.m., California time, one
     (1) LIBOR Banking Day after the LIBOR Banking Day on which Agent receives Borrower's Request for Redesignation, the Agent shall determine the applicable LIBOR Rate (which determination shall be conclusive in the absence of manifest error) and shall promptly give notice of the same to the Company and the Banks by telephone, telecopier or telex.

               (h) Upon fulfillment of the applicable conditions set forth in this Agreement, the redesignation of all or a portion of outstanding Reference Rate Borrowings as a LIBOR Borrowing shall become effective on the first day of the applicable LIBOR Period.

               (i) A Request for Redesignation of Borrowing shall be irrevocable upon receipt by the Agent.

               (j) Nothing contained herein shall require the Banks to fund any LIBOR Borrowing resulting from redesignation of all or a portion of any of the Reference Rate Borrowings in the London interbank eurodollar market or other Designated Market.

          3.5  Calculation of Borrowing Base.
               -----------------------------

               (a) The Borrowing Base shall be calculated at the times and in the manner set forth in this Section 3.5(a):
                                  --------------

                    (i) Within forty-five (45) days after the end of each calendar quarter, and at such other times as the Majority Banks may reasonably require, the Company shall provide the Agent with a Borrowing Base Certificate showing the Company's calculations of the components of the Borrowing Base and such data supporting such calculations as the Majority Banks may require. The Majority Banks shall have a period of thirty (30) days following receipt of a Borrowing Base Certificate to notify the Company of the Majority Banks' approval or disapproval thereof. Failure of the Majority Banks to so notify the Company within such thirty (30) day period shall be deemed approval and such Borrowing Base as set forth in such Borrowing Base Certificate shall be effective as of the date approved (or deemed approved) by the Majority Banks.

                    (ii) In the event that the Agent (as requested by the Majority Banks) timely notifies the Company of disapproval of a Borrowing Base Certificate, then the Agent shall, at the same time, notify the Company in writing of the amount of the Borrowing Base as reasonably determined by the Majority Banks and the basis of such determination, and the effective date thereof (which shall be the date of the giving of such notice by the Agent), and such amount shall thereupon and thereafter constitute the Borrowing Base which shall remain in effect until such time as the Borrowing Base is redetermined in accordance with this Section 3.5(a). The Majority Banks and the
                                  --------------
          Company shall each cooperate in good faith with the other in the calculation of the Borrowing Base in circumstances where the Majority Banks disapproves a Borrowing Base Certificate prepared by the Company.

                    (iii) Each determination of the Borrowing Base in accordance with this Section 3.5(a) shall be binding and conclusive
                               --------------
          upon the parties hereto, and provided that the Majority Banks are not bound to rely on information and figures provided by the Company if the Majority Banks determine in good faith that it would be inappropriate to do so. Nothing contained herein shall be deemed to restrict the Company from submitting additional Borrowing Base Certificates to the Agent for the Majority Banks' approval at times other than those required hereunder.

               (b)  Amount of Borrowing Base.  As used herein in the Agreement,
                    ------------------------
     the term "Borrowing Base" shall have the meaning set forth in this Section
                                                                        -------
     3.5(b):
     ------

                    (i)  Except as set forth in Sections 3.5(b)(ii), (iii) and
                                                -------------------  -----
          (iv) below, the Borrowing Base shall consist of the dollar amount
          ----
          equal to the sum of the following Unencumbered Real Estate Inventory owned by the Company or any wholly owned Subsidiary that is a
          Guarantor:

                         (A)  Entitled Land. 50% of the GAAP Value of the
                              -------------
               Entitled Land (subject to the 25% limitation specified in Section
                                                                         -------
               3.5(b)(iii) below); plus
               -----------         ----

                         (B)  Lots Under Development.  65% of the GAAP Value of
                              ----------------------
               the Lots Under Development; plus
                                           ----

                         (C)  Units Under Construction and Completed Units. 90%
                              --------------------------------------------
               of the GAAP Value of the Units Under Construction and Completed Units (subject to adjustment for Completed Units as set forth in
               Section 3.5(b)(ii) below); plus
               ------------------         ----

                         (D)  Escrow Proceeds Receivable.  100% of the amount of
                              --------------------------
               Escrow Proceeds Receivable.

                    (ii) Advance rates for Units Under Construction shall decrease as follows with the passage of time following the dates such Units become Completed Units: (A) 180 days following the date such Units become Completed Units (other than with respect to Model Units, as to which clause (C) below shall apply) the applicable advance rate shall decrease from 90% (as specified in Section 3.5(b)(i) (C) above)
                                                   ---------------------
          to 50%; (B) 360 days following the date that such Units become Completed Units (other than with respect to Model Units, as to which clause (C) below shall apply) the applicable advance rate shall decrease from 50% to 0% (i.e., no value shall be attributed to the Borrowing Base); and (C) with respect to Model Units, 180 days following the sale of the last production Unit in the applicable project relating to such Model Unit, the applicable advance rate for such Model Units shall decrease from 90% (as specified in Section
                                                                    -------
          3.5(b)(i)(C) above) to 0% (i.e., no value shall be attributed to the
          ------------
          Borrowing Base).

                    (iii) Anything in this Agreement to the contrary notwithstanding, in no event may more than 25% of the GAAP Value of Real Estate Inventory constituting part of the Borrowing Base be attributable to Entitled Land; and any Entitled Land in excess of such 25% shall have a 0% advance rate (i.e., shall add no value to the Borrowing Base).

                    (iv) Only Real Estate Inventory which is Unencumbered Real Estate Inventory may be added to the Borrowing Base. Any Real Estate Inventory that is not Unencumbered Real Estate Inventory shall have no value for purposes of the Borrowing Base (i.e., a 0% advance rate). Furthermore, land in the Company's Real Estate Inventory which is not Entitled Land shall have no value for purposes of the Borrowing Base (i.e., a 0% advance rate). Once Units or any other Real Estate Inventory are sold and conveyed to a buyer, or otherwise cease to be owned by the Company (or any wholly owned Subsidiary that is a Guarantor), the applicable advance rate shall decrease to 0%, and the Company shall not be entitled to have any value for such assets attributed to the Borrowing Base.

          3.6  Borrowing Base.  The sum of the aggregate principal amount at any
               --------------
time outstanding under the Loans plus the L/C Obligations shall not at any time
                                 ----
exceed the lesser of (i) the Total Aggregate Commitment or (ii) the Borrowing Base less Total Borrowing Base Home Building Indebtedness (exclusive of the
     ----
outstanding amount of the Loans and L/C Obligations).

          3.7  Payments by the Banks to the Agent.
               ----------------------------------

               (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Banking Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the date of Borrowing and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Banking Day following such date of Borrowing make such amount available to the Agent, together with interest at the Reference Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Banking Day following the date of Borrowing, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with accrued interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

               (b) The failure of any Bank to make any Loan on any date of Borrowing shall not relieve any other Bank of any obligation hereunder to make a Loan on such date of Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any date of Borrowing.

          3.8  Sharing of Payments, Etc.  If, other than as expressly provided
               -------------------------
elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share, such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is
      --------  -------
thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.7) with respect to such
                                     ------------
participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

          3.9  Letter of Credit Sublimit.
               -------------------------

               3.9.1  Amount and Terms of the Credit.  Subject to the terms and
                      ------------------------------
     upon the conditions of this Agreement, the Issuing Bank shall issue letters of credit for the account of the Company and the Letter of Credit Subsidiaries from time to time up to but not including July 31, 2004 (as extended by the Banks in writing from time to time in their sole discretion, the "L/C Commitment Termination Date"). The maximum aggregate principal amount which remains undrawn under all outstanding Letters of Credit (the "L/C Obligations") under this Agreement shall not exceed at any one time outstanding the aggregate principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) (the "L/C Commitment").

               3.9.2  Standby Letters of Credit.
                      -------------------------

                      (a)   Amounts and Terms of Standby Letters of Credit.
                            ----------------------------------------------
          During the period from the date of this Agreement to but excluding the L/C Commitment Termination Date, and subject to the terms and conditions of this Agreement, upon Company's request pursuant to
          Section 3.9.3, the Issuing Bank shall issue one or more standby
          -------------
          letter(s) of credit or commercial letters of credit (including performance and financial letters of credit) (each, a "Letter of Credit," and collectively, the "Letters of Credit") for the account of Company or the account of a Letter of Credit Subsidiary; provided that
                                                                   --------
          the Issuing Bank shall not be obligated to issue any Letter of Credit if, after giving effect thereto, (i) the L/C Obligations would exceed the L/C Commitment, or (ii) the total aggregate outstanding Loans plus
                                                                            ----
          the L/C Obligations would exceed the Total Aggregate Commitment, or
          (iii) the Total Borrowing Base Home Building Indebtedness would exceed the Borrowing Base. All Letters of Credit shall be on Issuing Bank's standard forms of letters of credit at the time of issuance. No Letter of Credit shall have an expiration date (unless the Banks otherwise consent in writing) later than the Maturity Date.

                      (b)  [Intentionally Deleted.]

                      (c)  Letter of Credit Draws are Loans under this
                           -------------------------------------------
          Agreement. Company and each Bank agree that any draws under any Letter
          ---------
          of Credit shall constitute Loans under this Agreement for all purposes. Without limiting the foregoing, (i) all draws under any Letter of Credit shall bear interest and be repaid as Loans outstanding under this Agreement, and (ii) if, at the time any draw is made under any Letter of Credit, an Event of Default has occurred or the Maturity Date has passed or the Loans have been accelerated or are otherwise due and payable, such draw under such Letter of Credit shall be immediately due and payable in full. Promptly upon being notified by the Agent (after Agent has received notice from the Issuing Bank) that a draw has occurred under any Letter of Credit, each Bank shall reimburse the Agent, for the benefit of the Issuing Bank, for that Bank's Pro Rata Share of such draw.

               3.9.3  Request for Credit. The Company, on or after the date of
                      ------------------
     this Agreement, shall give the Issuing Bank notice of its request for the issuance of a Letter of Credit by delivering to the Issuing Bank (with a copy to the Agent) a duly executed and completed L/C Application on Issuing Bank's then current form (herein, an "L/C Application"). Such request shall specify: (i) the date on which the issuance of the Letter of Credit is requested to be made (which day shall be a Banking Day), and (ii) the amount of the Letter of Credit. Subject to the conditions herein, the Issuing Bank will issue the Letter of Credit as soon as reasonably practicable after receiving the above described notice.

               3.9.4  Issuance Fees.  For each Letter of Credit issued by the
                      -------------
     Issuing Bank (and upon any renewal thereof), the Company shall pay (a) to the Agent, for the account of each Bank in accordance with its Pro Rata Share, from the Company's own funds a fee equal to the applicable LIBOR Rate Spread less .25% per annum (based on a 360 day year) times the undrawn
                 ----                                          -----
     dollar amount of the Letter of Credit, and (b) to the Agent, for the account of the Issuing Bank, from the Company's own funds a fee equal to .25% per annum (based on a 360-day year) times the undrawn dollar amount of
                                              -----
     the Letter of Credit (collectively, the "Issuance Fee"). The Issuance Fee payable under clauses (a) and (b) above shall be payable quarterly in advance on the first day of each calendar quarter; provided that the
                                                        --------
     portion of the Issuance Fee payable for the period of time between the date of issuance of a Letter of Credit and the first day of the first calendar quarter following the date of issuance (the "Post

     Issuance Partial Quarter Period") shall be payable on the first day of the first calendar quarter following the date of issuance of such Letter of Credit (as opposed to paying such portion of such fee in advance on the date of issuance). If a Letter of Credit is canceled or otherwise terminates prior to the end of any calendar quarter, the Company shall not be entitled to any rebate of any portion of the Issuance Fee paid for such quarter (and shall continue to be obligated to pay that portion of any Issuance Fee owing for any Post Issuance Partial Quarter Period).

               3.9.5  Conditions Precedent to Issuance of Letters of Credit.
                      -----------------------------------------------------
     The obligation of the Issuing Bank to issue any Letter of Credit requested by the Company is subject to satisfaction of the following conditions precedent:

                      (a)  Conditions to Loans shall be Satisfied.  Each of the
                           --------------------------------------
          conditions specified in Sections 6.1 and 6.2 to Borrowings shall also
                                  ------------     ---
          be applicable as conditions precedent to the issuance of any Letter of
          Credit.

                      (b)  L/C Application. The Issuing Bank shall have received
                           ---------------
          from the Company, in form and substance satisfactory to the Issuing Bank, (i) a duly executed and completed L/C Application which L/C Application shall set forth, among other things, the beneficiary, the amount, and the term of the proposed Letter of Credit, and (ii) a duly executed and completed Request for Letter of Credit (in the form attached hereto as Exhibit "C").
                             -----------

                      (c)  Issuing Bank Approval.  The Issuing Bank shall have
                           ---------------------
          determined that the amount of any requested Letter of Credit, the beneficiary thereof and the other terms contained in the documents pertaining to such Letter of Credit are satisfactory to the Issuing Bank in the exercise of its reasonable discretion.

                      (d)  Payment of Fees. The Company shall pay the applicable
                           ---------------
          Issuance Fee. The applicable Issuance Fee shall be payable prior to the issuance (or renewal) of any Letter of Credit and shall be paid by the Company to the Agent. In addition, the Company shall pay all reasonable and customary fees and costs (other than issuance fees) described in the documents pertaining to such Letter of Credit.

                      (e)  Telephone Confirmation.  Prior to the issuance of any
                           ----------------------
          Letter of Credit, the Issuing Bank shall confirm by telephone with the Agent that, following the issuance of such Letter of Credit, none of the limitations set forth in Section 3.9 would be violated.
                                       -----------

                3.9.6  Subsidiary Letters of Credit.  The Company has requested
                       ----------------------------
     that Letters of Credit from time to time upon its request be issued by the Issuing Bank (the "Subsidiary Letters of Credit") with Standard Pacific of Texas, Inc., Standard Pacific of Arizona, Inc., Standard Pacific Construction, Inc., Standard Pacific of Orange County, Inc., Standard Pacific of Fullerton, Inc., The Writer Corporation and Standard Pacific Active Adult Communities, Inc. (together with any other Subsidiaries which the Issuing Bank and Majority Banks approve in writing, collectively, the "Letter of Credit Subsidiaries") as the "account party" (which would be liable under the reimbursement agreements pertaining to such Subsidiary Letters of Credit) thereunder. Subsidiary Letters of Credit shall constitute "Letters of Credit" hereunder, and all terms and conditions specified above in this Section 3.9 with respect to Letters of Credit shall
                             -----------
     be applicable to such Subsidiary Letters of Credit. Without limiting the foregoing, any draws under such Subsidiary Letters of Credit shall constitute Loans hereunder which the Company is obligated to repay (as more fully set forth in Section 3.9.2(c) above), all amounts remaining undrawn
                        ----------------
     on under all such Subsidiary Letters of Credit shall constitute part of the "L/C Obligations," and the fees and issuance procedures shall be as specified above. In addition to all terms and conditions specified in
     Section 3.9.5 above to the issuance of Letters of Credit, it shall be a
     -------------
     condition to the issuance of any Subsidiary Letter of Credit that the Company shall have executed the Guaranty of the Subsidiary Letters of Credit as well as such other documents as the Issuing Bank may reasonably request (and shall have reaffirmed such guaranty from time to time upon Issuing Bank's request). All waivers and releases made by the Company which are set forth in the Guaranty of the Subsidiary Letters of Credit are incorporated herein by this reference and shall also be applicable to any Loans (and the Company's obligation to repay such Loans) made or to be made under Section 3.9.2(c) hereof with respect to draws under the Subsidiary
           ----------------
     Letters of Credit.

          3.10  Possible Increase in Total Aggregate Commitment.
                ------------------------------------------------

                (a     The Banks on the Closing Date shall be the Banks set
     forth on Schedule 1.1(a) on the Closing Date.

                (b     At any time after the Closing Date, Agent may in its
     discretion (which discretion shall not be arbitrarily or unreasonably exercised contrary to the requests of the Company so long as the conditions set forth below are satisfied), without the consent of the Banks (except as specified in this Section 3.10), from time to time at the request of the
                       ------------
     Company, increase the Total Aggregate Commitment by (i) admitting additional Banks hereunder (each a "Subsequent Bank"), or (ii) increasing the Commitment of any Bank (each an "Increasing Bank"), subject to the following conditions:

                    (i     each Subsequent Bank is an Eligible Assignee;

                    (ii    the Company executes (A) a new Note payable to the
               order of a Subsequent Bank, or (B) a replacement Note payable to the order of an Increasing Bank;

                    (iii   each Subsequent Bank executes and delivers to Agent a
               signature page to this Agreement;

                    (iv    after giving effect to the admission of any
               Subsequent Bank or the increase in the Commitment of any Increasing Bank, the Total Aggregate Commitment does not exceed $475,000,000;

                    (v     each increase in the Total Aggregate Commitment shall
               be in the amount of $10,000,000 or a greater integral multiple of $1,000,000;

                    (vi    no admission of any Subsequent Bank shall increase
               the Commitment of any existing Bank without the written consent of such Bank;

                    (vii   no Event of Default exists; and

                    (viii  no Bank shall be an Increasing Bank without the
               written consent of such Bank.

     After the admission of any Subsequent Bank or increase in the Commitment of any Increasing Bank, Agent shall promptly provide to each Bank and to the Company a new Schedule 1.1(a) to this Agreement (and each Bank acknowledges that its percentage obligation under such Schedule will change in accordance with its Pro Rata Share of the increased Total Aggregate Commitment).

ARTICLE 4:  PAYMENTS AND FEES; EXTENSION OPTION.
            -----------------------------------

          4.1  Principal and Interest.
               ----------------------

               (a   Interest shall be payable on the outstanding daily unpaid
     principal amount of each Borrowing from the date thereof until payment in full is made and shall accrue and be payable at the rates set forth herein both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate specified in
     Section 4.4.  Upon any
     -----------
     partial prepayment or redesignation of outstanding Reference Rate Borrowings, interest accrued through the date of such prepayment or redesignation shall be payable on the next following Interest Payment Date and shall be deducted from the Account on such date. Insufficient funds in the Account shall not excuse the Company's obligation to pay accrued interest on the Interest Payment Date. Upon any partial prepayment or payment in full or redesignation or conversion of any LIBOR Borrowing, or upon any payment or redesignation in full of all outstanding Reference Rate Borrowings, interest accrued through the date of such prepayment, payment, redesignation or conversion shall be payable on the next following Interest Payment Date.

               (b   Interest on each Reference Rate Borrowing shall be computed on the basis of a year of 360 days and the actual number of days elapsed, at the Reference Rate times the total principal balance outstanding under
                           -----
     each Note. Interest accrued on each Reference Rate Borrowing shall be payable on each Interest Payment Date, commencing with the first such date to occur after the Closing Date, and shall be deducted from the Account on each such Interest Payment Date. Insufficient funds in the Account shall not excuse the Company's obligation to pay accrued interest on the Interest Payment Date. The Agent shall use its best efforts to notify the Company of the amount of interest so payable prior to each Interest Payment Date, but failure of the Agent to do so shall not excuse payment of such interest when payable. Except as otherwise provided in Section 4.4, the unpaid
                   ------                          -----------
     principal amount of any Reference Rate Borrowing shall bear interest at a fluctuating rate per annum equal to the Reference Rate. Each change in the interest rate shall take effect simultaneously with the corresponding change in the Reference Rate. Each change in the Reference Rate shall be effective as of 12:01 a.m. on the Banking Day on which the change in the Reference Rate is announced, unless otherwise specified in such announcement, in which case the change shall be effective as so specified.

               (c   Interest on each LIBOR Borrowing shall be computed on the
     basis of a year of 360 days and the actual number of days elapsed.
     Interest accrued on each LIBOR Borrowing shall be payable on each Interest Payment Date and shall be deducted from the Account on such date. Insufficient funds in the Account shall not excuse the Company's obligation to pay accrued interest on the Interest Payment Date. The Agent shall use its best efforts to notify the Company of the amount of interest so payable prior to each such date, but failure of the Agent to do so shall not excuse payment of such interest when payable. The unpaid principal amount of any LIBOR Borrowing shall bear interest at a rate per annum equal to the LIBOR Rate for that LIBOR Borrowing plus the applicable LIBOR Rate Spread.
                                   ----

               (d   If not sooner paid, the principal indebtedness evidenced by each Note shall be payable as follows:

                    (i) subject to the applicable provisions of this Agreement providing for automatic redesignation of Borrowings upon compliance with Section 3.4, the principal amount of each Borrowing shall be
               -----------
          payable on the last day of the LIBOR Period for such Borrowing;

                    (ii) the amount, if any, by which the principal indebtedness evidenced by each Note at any time exceeds the applicable Bank's Commitment shall be payable immediately;

                    (iii) the amount of each payment required pursuant to
          Section 4.16 shall be payable immediately;
          ------------

                    (iv) all outstanding Loans (other than as specified in subparagraph (v) below) shall be payable on the Maturity Date; and

                    (v) the principal of any Note held by a Bank which refuses to extend the Maturity Date pursuant to Section 4.18, if not sooner
                                                  ------------
          paid, shall be payable on such Bank's Non-Renewing Bank Loan Maturity Date.

               (e   Each Note may, at any time and from time to time, be paid or prepaid in whole or in part, provided that (i) any partial prepayment shall
                                  --------
     be an integral multiple of $10,000, (ii) any partial prepayment shall be in an amount not less than $100,000, (iii) except as required by subsection
                                             ------
     (d) above, no LIBOR Borrowing may be paid or prepaid in whole or in part prior to the last day of the applicable LIBOR Period without the prior consent of each Bank, and, notwithstanding such required prepayment or such consent, any payment or prepayment of all or any part of any LIBOR Borrowing on a day other than the last day of the applicable LIBOR Period shall be made on a LIBOR Banking Day, as applicable, and shall be preceded by at least five (5) LIBOR Banking Days, as applicable, written notice to the Agent of the date and amount of such payment or payments, and (iv) any prepayment of a LIBOR Borrowing prior to the last day of the applicable LIBOR Period shall be accompanied by a prepayment fee calculated in accordance with subsection (f) below and any other amounts required to be paid pursuant to Section 4.8. In addition, if at any time the amount of
                      -----------
     any LIBOR Borrowing is reduced (by payment, prepayment or conversion of a part thereof) to an amount less than $1,500,000, such LIBOR Borrowing shall automatically convert into a Reference Rate Borrowing, and on and after such date the right of the Company to continue such Borrowing as a LIBOR Borrowing shall terminate.

               (f)  Prepayment fees shall be calculated as follows:

                    (i)   $100 (for each Bank and for each LIBOR contract); plus
                                    ----                                    ----

                    (ii) any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Borrowings or from fees payable to terminate the deposits from which such were obtained, which loss or expense shall be calculated in accordance with
          Section 4.8.
          -----------

          The Agent's determination of the amount of any prepayment fee shall be conclusive in the absence of manifest error.

          Nothing contained in this Section 4.1 shall relieve the Company from
                                    -----------
its obligation to make interest payments to the Banks on each Interest Payment Date (in accordance with the terms and conditions contained herein) in the event the funds held in the Account are insufficient to make such interest payments on any such Interest Payment Date.

          4.2  Unused Fee.  For the period commencing on the date of this
               ----------
Agreement and ending on the Maturity Date, the Company shall pay an unused fee each quarter to the Agent for the account of each Bank in accordance with its Pro Rata Share, computed on the basis of a year of 360 days and the actual number of days elapsed, as follows: (a) if the average daily difference, during the quarter for which the fee is payable, between (i) the Total Aggregate Commitment and (ii) the total principal balance outstanding on the Notes plus the L/C Obligations, is greater than 66-2/3% of the Total Aggregate Commitment, then the amount of the unused fee payable by the Company for such quarter shall equal .25% per annum times the average daily difference during such quarter between (x) the Total Aggregate Commitment and (y) the total principal balance outstanding under the Notes plus the L/C Obligations; (b) if the average daily difference, during the quarter for which the fee is payable, between (i) the Total Aggregate Commitment and (ii) the total principal balance outstanding on the Notes plus the L/C Obligations, is equal to or greater than 33-1/3% but less than or equal to 66-2/3% of the Total Aggregate Commitment, then the amount of the unused fee payable by the Company for such quarter shall equal .20% per annum times the average daily difference during such quarter between (x) the Total Aggregate Commitment and (y) the total principal balance outstanding under the Notes plus the L/C Obligations; and (c) if the average daily difference, during the quarter for which the fee is payable, between (i) the Total Aggregate Commitment and (ii) the total principal balance outstanding on the Notes plus the L/C Obligations, is less than 33-1/3% of the Total Aggregate Commitment, then the amount of the unused fee payable by the Company for such quarter shall equal .15% per annum times the average daily difference during such quarter between (x) the Total Aggregate Commitment and (y) the total principal balance outstanding under the Notes plus the L/C Obligations. (An example of the foregoing calculation of the unused fee payable each quarter hereunder is set forth on Schedule 4.2 attached hereto.) The unused fee accrued as of the last day of September, December, March and June of each year shall be payable in arrears on the day on which the Agent notifies the Company of the amount due, except that upon payment of each Note in full,
                               ------
the unused fee accrued to the date of payment shall be payable on the date of payment.

          4.3  Commitment Fee.  For the period commencing on the date of this
               --------------
Agreement and ending on the Maturity Date, the Company shall pay to the Agent for the account of each Bank a commitment fee, computed on the basis of a year of 360 days and the actual number of days, payable at a rate of (a) for Banks with Commitments of less than $40,000,000, .075% per annum times the amount of
                                                           -----
the Commitment of each such Bank, (b) for Banks with Commitments of $40,000,000 or more, but less than $60,000,000, .10% per annum times the amount of the
                                                   -----
Commitment of each such Bank, and (c) for Banks with Commitments of $60,000,000 or more, .15% per annum times the amount of the Commitment of each such Bank.
                        -----
The commitment fee owing to each Bank under this Section 4.3 shall be payable
                                                 -----------
quarterly in advance on the first day of each January, April, July, and October of each year.

          4.4  Late Payments.  Should any installment of principal or interest
               -------------
or any fee or cost or other amount payable under any Loan Document to the Banks not be paid within 15 days of when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Reference Rate plus 2.00% per annum, to the fullest extent permitted by
               ----
applicable Law.  Accrued and unpaid interest on past due amounts (including,
                                                                  ---------
without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Law.

          4.5  Taxes.  All payments payable to the Banks hereunder or with
               -----
respect to the Loan Documents shall be made to the Banks without deductions for any Taxes or Other Taxes except to the extent the Company is required by any Law or Governmental Authority to withhold and except in accordance with Section
                                                                    -------
10.10 to the extent, if any, that such amounts are required to be withheld by
-----
the Agent under the laws of the United States of America or any other applicable taxing authority.

          4.6  Illegality.
               ----------

               (a   If any Bank determines that the introduction of any
     Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make LIBOR Borrowings, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make LIBOR Borrowings shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

               (b   If a Bank determines that it is unlawful to maintain any
     LIBOR Borrowing, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such LIBOR Borrowings of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 4.8, either on the last
                                                -----------
     day of the LIBOR Period thereof, if the Bank may lawfully continue to maintain such LIBOR Borrowings to such day, or immediately, if the Bank may not lawfully continue to maintain such LIBOR Borrowing. If the Company is required to so prepay any LIBOR Borrowing, then concurrently with such prepayment, the Company may, at its option, borrow from the affected Bank, in the amount of such repayment, a Reference Rate Borrowing.

               (c   If the obligation of any Bank to make or maintain LIBOR
     Borrowings has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as LIBOR Borrowings shall be instead Reference Rate Borrowings.

               (d   Before giving any notice to the Agent under this Section,
     the affected Bank shall designate a different Lending Office with respect to its Reference Rate Borrowings if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

          4.7  Increased Costs and Reduction of Return.
               ----------------------------------------

               (a   If any Bank determines that, due to either (i) the
     introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR Rate or in respect of the assessment rate payable by any Bank to the FDIC for insuring U.S. deposits) in or in the interpretation of any law or regulation or

     (ii) the compliance by that Bank with any guideline imposed or request made by any central bank or other Governmental Authority after the date hereof (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any LIBOR Borrowings, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

               (b   If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or
     (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation described in clauses (i) through (iii) above, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, Loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

          4.8  Funding Losses.  The Company shall reimburse each Bank and hold
               --------------
each Bank harmless from any loss or expense (to the extent not duplicative of a charge imposed and paid under Section 4.1(f)) which the Bank may sustain or
                              --------------
incur as a consequence of:

               (a   the failure of the Company to borrow, continue or
     redesignate a Loan after the Company has given (or is deemed to have given) a Request for Borrowing or a Request for Redesignation of Borrowing; or

               (b   any payment (including after acceleration of a LIBOR
     Borrowing) of a LIBOR Borrowing on a day that is not the last day of the relevant LIBOR Period; or

               (c   the automatic conversion under Section 4.1(e) of any LIBOR
                                                   --------------
     Borrowing to a Reference Rate Borrowing on a day that is not the last day of the relevant LIBOR Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Borrowings or from fees payable to terminate the deposits from which such funds were obtained. Such loss or expense shall be calculated as follows:

                    (i)   principal amount of the LIBOR Borrowing, times [the
                                                                   -----
          number of days between the date of the event and the last day in the applicable LIBOR Period] divided by 360, times the applicable Interest
                                   ----------      -----
          Differential; plus
                        ----

                    (ii) all out-of-pocket expenses (including Attorney Costs) incurred by the Banks and reasonably attributable to such event; provided that no prepayment fee shall be payable (and no credit or
          --------
          rebate shall be required) if the product of the foregoing formula is not positive.

For purposes of calculating amounts payable by the Company to the Banks under this Section 4.8 (and Section 4.1(f) above), each LIBOR Borrowing (and each
     -----------      --------------
related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR Base Rate used in determining the LIBOR Rate for such LIBOR Borrowing by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, regardless of whether such LIBOR Borrowing is so funded.

          4.9  Inability to Determine Rates. If any Bank determines that for any
               ----------------------------
reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested LIBOR Period with respect to a proposed LIBOR Borrowing, or that the LIBOR Rate applicable pursuant to Section 4.1(c) for any requested
                                           --------------
LIBOR Period with respect to a proposed LIBOR Borrowing does not adequately and fairly reflect the cost to such Banks of funding such Borrowing, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain LIBOR Borrowings, as the case may be, hereunder shall be suspended until the Agent upon the instruction of such Bank revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Request for Borrowing or Request for Redesignation of Borrowing then submitted by it. If the Company does not revoke such Request, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Reference Rate Borrowings instead of LIBOR Borrowings. As of the date of this Agreement, no Bank has made the determination or is aware of the conditions referenced in the first sentence of this Section 4.9.
     -----------

          4.10 Reserves on LIBOR Borrowings. The Company shall pay to each Bank,
               ----------------------------
as long as such Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each LIBOR Borrowing equal to the actual costs of such reserves allocated to such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. As of the date of the Agreement, no Bank is aware of any FRB reserve requirement with respect to Eurocurrency liabilities.

          4.11  Certificates of Banks.  Any Bank claiming reimbursement or
                ---------------------
compensation under this Article 4 shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

          4.12  Substitution of Banks.  Upon the receipt by the Company from any
                ---------------------
Bank (an "Affected Bank") of a claim for compensation under Section 4.7 or
          -------------                                     -----------
Section 4.15 or, to the extent such problem affects less than the Majority
------------
Banks, notice of a Bank's inability to fund LIBOR Borrowings under Section 4.6
                                                                   -----------
or determine LIBOR rates under Section 4.9, the Company may: (i) request the
                               -----------
Affected Bank to use its best efforts to obtain a replacement bank or financial institution (which qualifies as an "Eligible Assignee" hereunder) satisfactory to the Company to acquire and assume all or a ratable part of all of such Affected Bank's Loans and Commitment (a "Replacement Bank"); or (ii) request one
                                         ----------------
or more of the other Banks to acquire and assume all or part of such Affected Bank's Loans and Commitment (which such other Banks may decline to do in their sole discretion); or (iii) designate a Replacement Bank. Any such designation of a Replacement Bank under clause (i) or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

          4.13  Survival.  The agreements and obligations of the Company in this
                --------
Article 4 shall survive for one year following the payment in full of all Obligations.

          4.14  Manner and Treatment of Payments.  The amount of each payment
                --------------------------------
hereunder or on each Note shall be made to the Agent for the account of each applicable Bank in immediately available funds on the day of payment (which must be a Banking Day). Any payment received after 11:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding Banking Day. The amount of all payments received by the Agent for the account of each Bank shall be promptly paid by the Agent to the applicable Bank(s) in immediately available funds

(and any such payment not remitted on the same Banking Day that it is deemed received by the Agent shall thereafter be payable by the Agent to the applicable Bank(s) together with interest at the overnight Federal Funds Rate, as such rate is reasonably determined by the Agent). Whenever any payment to be made hereunder or on each Note is due on a day that is not a Banking Day, payment shall be made on the next succeeding Banking Day; provided that the extension shall be included in the computation of interest owing on the next following Interest Payment Date. Any payment of the principal of any LIBOR Borrowing shall be made on a LIBOR Banking Day as applicable.

          4.15  Additional Costs.  If the occurrence of any Special Circumstance
                ----------------
or other regulatory development, or the imposition of any Tax or Other Tax, or change in applicable Law (other than a change in applicable income tax rates of any Bank or the manner of computing taxes on income of any Bank), shall result in an increase in the cost to any Bank of making, funding, maintaining or continuing the funding of any Borrowing, then Company shall pay to such Bank on demand such additional amounts as such Bank determines to be necessary to compensate the Bank for such increased cost.

          4.16  Mandatory Prepayment.  In the event that the aggregate principal
                --------------------
amount of the outstanding Loans plus the L/C Obligations at any time exceeds the
                                ----
limitations specified in Section 3.6 (whether because of the outstanding amount
                         -----------
of the Loans or L/C Obligations, or because of the other outstanding Total Borrowing Base Home Building Indebtedness), the Company shall immediately make a prepayment of the Loans in such amount as is necessary to cause the amount of outstanding Loans plus L/C Obligations to comply with the limitations of Section
                  ----                                                   -------
3.6.  In the event that the L/C Obligations at any time exceed the Borrowing
---
Base, the Company shall immediately upon demand by the Agent deposit with the Agent, for the benefit of the Banks, an amount in cash equal to the amount by which the outstanding L/C Obligations exceed the Borrowing Base. Such cash shall be deposited in an interest bearing account with the Agent as to which the Company shall have no right of withdrawal except as provided below. At such time as the Borrowing Base once again equals or exceeds the outstanding L/C Obligations, and provided no other Event of Default is outstanding and the Company is otherwise in compliance with this Agreement, the amount so deposited by the Company in such restricted account with the Agent, together with any interest accrued thereon, shall be remitted to the Company.

          4.17  Agency Fee And Other Consideration Payable To Agent.  The Banks
                ---------------------------------------------------
acknowledge that pursuant to a fee letter agreement of even date herewith between the Agent, BofA and the Company (the "Fee Letter Agreement"), the Company has agreed to pay BofA an agency fee, additional commitment fees, and other fees and compensation as consideration for BofA's performance of its duties as

Agent under this Agreement and for other valuable services, as more fully set forth in the Fee Letter Agreement. The Borrower covenants and agrees to pay such agency fee, additional commitment fees, and other fees and compensation to BofA at the times and in the manner set forth in the Fee Letter Agreement. The agency fee, additional commitment fees, and other fees and compensation payable to BofA under the Fee Letter Agreement shall belong solely to BofA, and BofA shall not be required to share any such agency fee, additional commitment fees, or other fees or compensation specified in the Fee Letter Agreement with any of the other Banks.

          4.18  Maturity Date Extension Option.
                ------------------------------

                (a   The Maturity Date may be extended to the first anniversary of the then applicable Maturity Date, at the sole discretion of each of the Banks, upon receipt from the Company of an Extension Request delivered to the Agent not earlier than ninety (90) days and not later than sixty (60) days prior to the date which is three (3) years prior to the then existing Maturity Date. No such extension shall be effective as to a particular Bank without the approval of such extension by such Bank. Approval or disapproval of each such extension shall be in the sole and absolute discretion of each Bank. Each Bank shall notify the Agent and the Company, in writing and within 30 days of receipt of an Extension Request, whether it will extend the Maturity Date. If all Banks approve such extension on or before the date for which the request is made, the Maturity Date shall be extended to the first anniversary of the then effective Maturity Date.

                (b   If any Bank elects not to extend the Maturity Date, or does not give notice of its election to extend the Maturity Date on or before the date which is thirty (30) days before the date which is three (3) years prior to the previously applicable Maturity Date, the Company may, at its option to be exercised in its sole discretion, by delivery of written notice to all of the Banks at any time prior to the previously applicable Maturity Date, either:

                     (i) Repay all Loans from the non-renewing Bank(s), reduce the Total Aggregate Commitment by an amount equal to the Pro Rata Share of the Commitment of the non-renewing Bank(s) effective on the date of repayment of the non-renewing Bank(s) (which date must be on or before the Non-Renewing Bank Loan Maturity Date), amend the Commitments of the renewing Banks to reflect a ratable allocation of the Total Aggregate Commitment as thus reduced, effective as of the date of repayment of the non-renewing Bank(s), and extend the Maturity Date by one year as to the renewing Banks; or

                     (ii) Reduce the Total Aggregate Commitment by an amount equal to the Pro Rata Share of the Loans of the non-renewing Bank(s) effective on a date specified by the Company (which date must be on or before the Non-Renewing Bank Loan Maturity Date), amend the Commitments of the renewing Banks to reflect a ratable allocation of the Total Aggregate Commitment as thus reduced, effective as of the date specified by the Company as provided above, extend the Maturity Date by one year as to the renewing Banks and retain the Non-Renewing Bank Loan Maturity Date as the date of maturity of principal of the Pro Rata Share of Loan proceeds disbursed by the non-renewing Bank(s); or

                    (iii) Identify an Eligible Assignee to purchase, without recourse, at par, all or the remaining portion of the non-renewing Bank's Commitment on or before the Non-Renewing Bank Loan Maturity Date for such Bank. Such Eligible Assignee must agree to a Maturity Date which is coterminous with the Maturity Date for all of the renewing Banks and must be approved by the Agent, which approval shall not be unreasonably withheld or delayed.

          4.19  Voluntary Prepayment and Termination of Credit Facility Upon
                ------------------------------------------------------------
Change of Control.  Upon the occurrence of or simultaneously with an event which
-----------------
would otherwise constitute an Event of Default under Section 8.24 hereof, the
                                                     ------------
Company may terminate, upon written notice to Agent, this Agreement and the credit facility hereunder, provided that at the time of such termination the Company shall have (a) repaid the outstanding Loans in full, and otherwise paid and performed all other outstanding Obligations, and (b) cash collateralized all outstanding L/C Obligations and any payment or reimbursement obligations of the Company and any Letter of Credit Subsidiaries in the manner specified in the last full paragraph of Section 9.2 hereof (in the same manner as if an Event of
                       -----------
Default had occurred); and, notwithstanding any termination of this Agreement or the credit facility hereunder, the Company and any Letter of Credit Subsidiaries or any other Persons in any way liable or responsible for the repayment of the L/C Obligations shall continue to be liable and responsible therefor, and the Issuing Bank, Agent, the Banks and any other obligees with respect thereto shall continue to retain all of their repayment rights and other rights with respect thereto, including those specified in such last full paragraph of Section 9.2
                                                                  -----------
hereof.

ARTICLE 5: SECURITY.
           --------

          5.1   Unsecured Credit.  The Obligations shall be unsecured.
                ----------------

ARTICLE 6: CONDITIONS.
           ----------

          6.1  Conditions to Disbursement of First Borrowings.  The obligation
               ----------------------------------------------
of the Banks to make the first new disbursement of Loans (other than those Loans already outstanding under the Eighth Amended Credit Agreement) is subject to the conditions precedent specified in Section 11.21.
                                  -------------

          6.2  Conditions for Subsequent Borrowings or for a Redesignation of
               --------------------------------------------------------------
Borrowings.  The obligation of the Banks to make any Borrowing (including the
----------
first and any subsequent Borrowing) or redesignation of Borrowing is subject to the following conditions precedent:

               (a   the representations and warranties contained in Sections 7.1
                                                                    ------------
     through 7.12, inclusive, and Sections 7.13 and 7.14, inclusive, as of the
             ----                 -------------     ----
     latest reporting required under this Agreement, shall be correct in all Material respects on and as of the date of the Borrowing, or redesignation thereof, as though made on and as of that date, and no Event of Default or event that would become an Event of Default upon the giving of notice and/or the passage of time shall have occurred and be continuing; and

               (b   the Company shall, at its sole expense, deliver or cause to be delivered to the Agent, in form and substance satisfactory to the Agent, a Request for Borrowing or a Request for Redesignation of Borrowing, as applicable.

ARTICLE 7: REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
           ---------------------------------------------

          The Company represents and warrants to each Bank that:

          7.1  Incorporation, Qualification, Powers and Capital Stock.  The
               ------------------------------------------------------
Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, is duly qualified to do business as, and is in good standing as, a foreign corporation in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary, and has all requisite power and authority to conduct its business and to own and lease its properties. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, nonassessable, and issued in compliance with all applicable state and federal securities and other Laws.

          7.2  Execution, Delivery and Performance of Loan Documents.
               -----------------------------------------------------

               (a   The Company has all requisite power and authority to execute and deliver, and to perform all of its obligations under, the Loan
     Documents.

               (b   Each Guarantor has all requisite power and authority to
     execute and deliver, and to perform all of its obligations under the Guaranty.

               (c   The execution and delivery by the Company of, and the
     performance by the Company of each of its obligations under, each Loan Document to which it is a party, and the execution and delivery by each Guarantor of, and the performance by each Guarantor of each of its obligations under the Guaranty, have been duly authorized by all necessary action and do not and will not:

                    (i) require any consent or approval not heretofore obtained of any stockholder, security holder or creditor of the Company, any Subsidiary or any Guarantor;

                    (ii) violate any provision of the certificate of incorporation or bylaws of the Company or any Guarantor or any provision of the articles or certificate of incorporation, bylaws or partnership agreement of any Subsidiary;

                    (iii) result in or require the creation or imposition of any lien, claim or encumbrance (except to the extent that any lien is created under this Agreement) upon or with respect to any property now owned or leased or hereafter acquired by the Company, any Subsidiary or any Guarantor;

                    (iv) violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company, any Subsidiary or any Guarantor; or

                    (v) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Material agreement, lease or instrument to which the Company, any Subsidiary or any Guarantor is a party or by which the Company, any Subsidiary or any Guarantor or any property of the Company, any Subsidiary or any Guarantor is bound or affected.

               (d   The Company, each Subsidiary and each Guarantor is not in
     default under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in Sections 7.2(c)(iv) or 7.2(c)(v) above, in any respect that is
        -------------------    ---------
     Materially adverse to the interests of any Bank, or that could Materially impair the ability of the Company, its Subsidiaries and each Guarantor taken as a whole to perform its obligations under the Loan Documents, as applicable, or that has a Material adverse effect on the business or financial condition of the Company and the Subsidiaries taken a whole.

               (e   No authorization, consent, approval, order, license, permit or exemption from, or filing, registration or qualification with, any Governmental Authority not heretofore obtained is or will be required under applicable Law to authorize or permit the execution, delivery and performance by the Company or any Guarantor of, all of its obligations under, the Loan Documents.

               (f   Each of the Loan Documents to which the Company is a party, when executed and delivered, will constitute the legal, valid and binding obligations of the Company, and the Guaranty, when executed and delivered, will constitute the legal, valid and binding obligations of each Guarantor, each enforceable against such Person in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors' rights generally or equitable principles relating to the granting of specific performance or other equitable remedies as a matter of judicial discretion.

          7.3  Compliance with Laws and Other Requirements.  The Company is in
               -------------------------------------------
compliance in all Material respects with all Laws and other requirements applicable to its business and has obtained all Material authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all Material filings, registrations or qualifications with, any Governmental Authority that is necessary for the transaction of its business.

          7.4  Subsidiaries.
               ------------

               (a   Exhibit "F" hereto correctly sets forth the names and
                    -----------
     jurisdictions of incorporation or formation of all present Subsidiaries and Homebuilding Joint Ventures. Except as described in Exhibit "F", the
                                                         -----------
     Company does not own any capital stock or ownership interest in any Person other than the Subsidiaries and Homebuilding Joint Ventures. All outstanding shares of capital stock or ownership interests, as the case may be, of each Subsidiary and Homebuilding Joint Venture that are owned by the Company or any Subsidiary are (i) owned of record and beneficially by the Company and/or by one or more Subsidiaries, free and clear of all liens, claims, encumbrances and rights of others, and are (ii) duly authorized, validly issued, fully paid, nonassessable (except for capital calls or contribution requirements in connection with ownership interests in Homebuilding Joint Ventures), and issued in compliance with all applicable state and federal securities and other Laws. The Company may update Exhibit "F" from time to time by sending
                                        -----------

     written notice to the Agent.

               (b   Each Subsidiary is a corporation, partnership or limited
     liability company duly incorporated or formed, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation, is duly qualified to do business as, and is in good standing as, a foreign corporation, partnership or limited liability company in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary, and has all requisite power and authority to conduct its business and to own and lease its properties.

               (c   Each Subsidiary is in compliance in all Material respects
     with all Laws and other requirements applicable to its business and has obtained all Material authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all Material filings, registrations or qualifications with, any Governmental Authority that is necessary for the transaction of its business.

          7.5  [Intentionally Deleted.]

          7.6  Financial Statements of the Company and its Consolidated
               --------------------------------------------------------
Subsidiaries.  The Company has furnished to the Banks a copy of the Form 10-K of
------------
the Company and its consolidated Subsidiaries as of December 31, 1999, a copy of the Form 10-Q of the Company and its consolidated Subsidiaries dated as of June 30, 2000, and the related unaudited financial statements (and for the June 30, 2000 10-Q the other information required by Section 8.11(b) was also furnished
                                            ---------------
to the Banks). Such financial statements and the notes thereto fairly present in all Material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates specified therein and the consolidated results of operations and cash flows for the periods then ended, all in conformity with generally accepted accounting principles.

          7.7  No Material Adverse Change.  There has been no Material adverse
               --------------------------
change in the condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole, from the financial condition of the Company and the Subsidiaries, taken as a whole, since June 30, 2000, and the Company and the

Subsidiaries, taken as a whole, since June 30, 2000, and the Company and the Subsidiaries, taken as a whole, do not have any Material liability incurred outside of the ordinary course of business or, to the best knowledge of the Company, Material contingent liability, not reflected or disclosed in the financial statements or notes thereto described in Section 7.6 (or, to the
                                                   -----------
extent that financial statements have been delivered pursuant to Section 8.11,
                                                                 ------------
in the most recently delivered financial statements), or otherwise disclosed to the Agent in writing.

          7.8  Tax Liability.  The Company and each Subsidiary have filed all
               -------------
tax returns (federal, state and local) required to be filed by them and have paid all Material taxes shown thereon to be due and all property taxes due, including interest and penalties, if any. To the best knowledge of the Company, there does not exist any substantial likelihood that any Governmental Authority will successfully assert a tax deficiency against the Company or any Subsidiary that is Material to the Company and the Subsidiaries, taken as a whole, that has not been adequately reserved against in the financial statements described in
Section 7.6 (or, to the extent that financial statements have been delivered
-----------
pursuant to Section 8.11, in the most recently delivered financial statements).
            ------------
The Company and each Subsidiary has established and is maintaining adequate reserves for tax liabilities, if any, sufficient to comply with generally accepted accounting principles.

          7.9  Litigation.  There are no actions, suits or proceedings pending
               ----------
or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary, or any property of the Company or any Subsidiary, before any Governmental Authority which, if determined adversely to the Company or the Subsidiary, could reasonably be expected to have a Material adverse effect on the interests of any Bank, or could Materially impair the ability of the Company to perform its obligations under the Loan Documents, or could have a Material adverse effect on the business or financial condition of the Company and the Subsidiaries, taken as a whole.

          7.10 Pension Plan.  Neither the Company nor any Subsidiary maintains
               ------------
or contributes to any employee pension Plan (other than (i) the 401K plans presently sponsored by the Company as to which the Company has Materially complied with all applicable Laws, and (ii) employee pension plans of any Persons formed or acquired by the Company or any Subsidiary as permitted under
Section 8.14 or 8.20).
------------    ----

          7.11 Regulations U and X; Investment Company Act. Neither the Company
               -------------------------------------------
nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the meanings of Regulation U of the FRB. No part of the Loans will be used to purchase or carry any margin stock, or to extend credit to others for that purpose, or for any purpose that violates the provisions of

Regulations U or X of the FRB. Neither the Company nor any Subsidiary is or is required to be registered under the Investment Company Act of 1940.

           7.12  No Default.  No event has occurred and is continuing that is an
                 ----------
Event of Default or that could become an Event of Default upon the giving of notice and/or the passage of time.

           7.13  Borrowing Base.  The Total Borrowing Base Home Building
                 --------------
Indebtedness does not exceed the Borrowing Base.

           7.14  Borrowing Base Components. At any time of determination
                 -------------------------
thereof, the value of any component of Real Estate Inventory used to calculate the Borrowing Base does not exceed the GAAP Value of such component of Real Estate Inventory.

ARTICLE 8: COVENANTS OF THE COMPANY.
           ------------------------

           As long as any Note remains unpaid or any other Obligation remains outstanding or any Commitment remains in effect, unless the Majority Banks otherwise consent in writing:

           8.1   Consolidated Tangible Net Worth.  The Company shall not permit
                 -------------------------------
Consolidated Tangible Net Worth at any time to be less than the sum of (a) $306,000,000, plus (b) 50% of the cumulative consolidated net income (without
              ----
deduction for losses sustained during any fiscal quarter) of the Company and its consolidated Subsidiaries for each fiscal quarter subsequent to the fiscal quarter ended December 31, 1999, plus (c) 50% of the net proceeds from any
                                 ----
equity offerings of the Company from and after December 31, 1999.

           8.2   Leverage Covenants.  The Company shall not permit, at any time,
                 ------------------
the ratio of Home Building Debt to Consolidated Tangible Net Worth to exceed:

                    (i) 2.0 to 1, if the Interest Coverage Ratio for the immediately preceding Measurement Period was at least 2.5 to 1;

                    (ii) 1.75 to 1, if the Interest Coverage Ratio for the immediately preceding Measurement Period was at least 2.0 to 1 (but less than 2.5 to 1);

                    (iii) 1.5 to 1, if the Interest Coverage Ratio for the immediately preceding Measurement Period was at least 1.5 to 1 (but less than 2.0 to 1);

               Furthermore, during any Interest Coverage Failure Period (as defined in Section 8.3(a) below), the ratio of Home Building Debt to
                --------------
     Consolidated Tangible Net Worth shall at no time exceed 1.25 to 1. In calculating compliance with each of the ratios set forth above in this
     Section 8.2, the Company may add to Consolidated Tangible Net Worth an
     -----------
     amount equal to the Maximum Eligible Subordinated Debt.

               Furthermore, in the event that the Mandatory Joint Venture Lot Purchase Obligations at any time exceed $50,000,000, the amount of such Mandatory Joint Venture Lot Purchase Obligations in excess of $50,000,000 shall be added to the Home Building Debt for purposes of calculating the foregoing leverage covenants set forth above in this Section 8.2.
                                                          -----------

          8.3  Minimum Interest Coverage.  The Company shall not permit, at any
               -------------------------
time, the ratio (the "Interest Coverage Ratio") of (a) Home Building EBITDA to
                      -----------------------
(b) Consolidated Home Building Interest Incurred, for any period consisting of the preceding four (4) fiscal quarters (each, a "Measurement Period"), to be
                                                 ------------------
less than 1.5 to 1.0; provided, however, that the Company will not be in default
                      --------  -------
under this Section 8.3 if the Interest Coverage Ratio is less than 1.5 to 1.0
           -----------
(but in no event less than 1.25 to 1.0) for not more than two consecutive
     -----------
Measurement Periods (e.g., the 4-quarter period ending December 31, 1999 and the
                     ----
4-quarter period ending March 31, 2000) so long as all of the following conditions are satisfied:

               (a) The Company shall have delivered to the Agent written notice of its failure to satisfy the 1.5 to 1.0 Interest Coverage Ratio requirement (an "Interest Coverage Notice"), specifying the Measurement
                      ------------------------
     Period(s) covered thereby (the "Interest Coverage Failure Period"), within
                                     --------------------------------
     45 days after the end of the first such Measurement Period.

               (b) The Company shall have provided Agent (concurrently with the delivery of the Interest Coverage Notice) with pro forma financial statements, in form and detail satisfactory to the Agent, reflecting that the Company shall be in compliance with the 1.5 to 1.0 Interest Coverage Ratio requirement for the four Measurement Periods immediately succeeding the Interest Coverage Failure Period (or, if the Interest Coverage Failure Period covers only one Measurement Period, reflecting that the Company shall be in compliance for the succeeding four Measurement Periods or for the four Measurement Periods immediately following the next succeeding Measurement Period).

               (c) The Interest Coverage Failure Period covered by any Interest Coverage Notice shall have been immediately preceded by at least four consecutive Measurement Periods in which the Company was in compliance with the 1.5 to 1.0 Interest Coverage Ratio.

               (d) During the Interest Coverage Failure Period, the ratio of Home Building Debt to Consolidated Tangible Net Worth shall at no time exceed 1.25 to 1.0.

An example of the calculation of the Interest Coverage Ratio is as set forth in
Schedule 8.3 hereto.
------------

          8.4  Payment of Taxes and Other Potential Liens.  The Company shall
               ------------------------------------------
pay and discharge promptly, and cause each Subsidiary to pay and discharge promptly, all taxes, assessments and governmental charges or levies imposed upon it, upon its property or any part thereof, upon its income or profits or any part thereof, or upon any right or interest of any Bank under or in respect of any Loan Document, except that neither the Company nor any Subsidiary shall be
                   ------
required to pay or cause to be paid (a) any income or gross receipts tax generally applicable to banks and imposed on any Bank, or (b) any tax, assessment, charge or levy that is not yet past due, or being actively contested in good faith by appropriate proceedings, as long as the Company or Subsidiary, as the case may be, has established and maintains adequate reserves for the payment of the same and, by reason of nonpayment, no property of the Company or any Subsidiary is in danger of being lost or forfeited.

          8.5  Preservation of Existence.  The Company shall preserve and
               -------------------------
maintain, and cause each Subsidiary to preserve and maintain, its corporate or partnership existence, as the case may be, and all licenses, rights, franchises and privileges in the jurisdiction of its incorporation or formation and all authorizations, consents, approvals, orders, licenses, permits or exemptions from, or registrations or qualifications with, any Governmental Authority that are necessary for the transaction of its business, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, to do business as a foreign corporation or partnership in each jurisdiction in which such qualification is necessary in view of its business or the ownership or leasing of its properties, except that neither the complete liquidation or
                           ------
dissolution of any Subsidiary, nor the failure to preserve and maintain any particular license, right, franchise, privilege, authorization, consent, approval, order, permit, exemption, registration or qualification, or to qualify or remain qualified in any jurisdiction, that is not Material to the business or financial condition of the Company and its Subsidiaries taken as a whole will constitute a violation of this covenant, and except that (i) the sale or
                                             ------
dissolution of Standard Pacific Financing, L.P. or Standard Pacific Financing, Inc. will not constitute a violation of this covenant and (ii) the conversion of Standard Pacific of Texas, Inc. from corporate to limited partnership form (or the conversion of any limited partnership successor to corporate form) by merger, conversion, transfer of assets or otherwise will not constitute a violation of this covenant.

          8.6  Maintenance of Properties.  The Company shall maintain, preserve
               -------------------------
and protect, and cause each Subsidiary to maintain, preserve and protect, all of its properties in good order and condition, subject to wear and tear in the ordinary course of business and, in the case of unimproved properties, damage caused by the natural elements, and not permit any Subsidiary to permit, any waste of its properties, except that neither (i) the failure to maintain,
                         ------
preserve and protect a particular item of property that is not of Material value, either intrinsically or to the operations of the Company or any Subsidiary, nor (ii) the failure to maintain, preserve and protect a particular item of property due to full compliance with a final written order from a Governmental Agency, will constitute a violation of this covenant.

          8.7  Maintenance of Insurance.  The Company shall maintain, and cause
               ------------------------
each Subsidiary to maintain: (a) insurance with responsible companies in such amounts and against such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general area in which the Company or any Subsidiary operates, and (b) insurance required by any Governmental Authority having jurisdiction over the Company or any Subsidiary.

          8.8  Mergers.  The Company shall not merge or consolidate, or permit
               -------
any Subsidiary to merge or consolidate, with or into any Person, except that (i) no merger or consolidation in connection with the sale of Standard Pacific Financing, L.P., or Standard Pacific Financing, Inc. will constitute a violation of this covenant, (ii) any Subsidiary existing on the date hereof may merge into the Company (provided that the surviving entity is the Company) or into any other Subsidiary (provided that no Subsidiary who is a Guarantor shall merge with or into a non-guarantying Subsidiary), and (iii) no merger or consolidation in connection with an acquisition permitted under Section 8.20 will constitute a
                                                  ------------
violation of this covenant (provided that the corporate existence of the Company, if a party to such merger or consolidation, is continued).

          8.9  Books and Records.  The Company shall maintain, and cause each
               -----------------
Subsidiary to maintain, full and complete books of account and other records reflecting the results of its operations in conformity with generally accepted accounting principles applied on a consistent basis and all applicable requirements of any Governmental Authority having jurisdiction over the Company or any Subsidiary or any business or properties of the Company or any Subsidiary.

          8.10 Inspection Rights.  At any time during regular business hours and
               -----------------
at any other reasonable time, and as often as requested, the Company shall permit, and cause each Subsidiary to permit, each Bank or any employee, agent or representative thereof to inspect and make copies and abstracts from the records and books of account of, and to visit and inspect the properties of, the Company and any Subsidiary, and to discuss any affairs, finances and accounts of the Company and any Subsidiary with any of their respective officers or directors.

          8.11  Reporting Requirements.  The Company shall cause to be delivered
                ----------------------
to the Agent, in form and detail satisfactory to the Agent (for prompt distribution by the Agent to the Banks):

                (a) as soon as practicable and in any event within 15 days after the occurrence of an Event of Default becomes known to the Company, a written statement setting forth the nature of the Event of Default and the action that the Company proposes to take with respect thereto;

                (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each calendar year, a Form 10-Q of the Company and its consolidated Subsidiaries as of the end of the quarter most recently ended, and unaudited consolidated balance sheets, statements of income, retained earnings and cash flows of the Company and unaudited consolidating balance sheets and statements of income of its consolidated Subsidiaries in the form previously delivered to and approved by Agent, for such period, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer or the treasurer of the Company; (additionally, a schedule shall accompany the unaudited consolidating and consolidated balance sheets which shall reconcile the amounts used to calculate the covenants pursuant to Sections
                                                                       --------
     8.1 and 8.2 above to such unaudited consolidated and consolidating balance
     ---     ---
     sheets);

                (c) as soon as available and in any event within 90 days after the end of each calendar year, a Form 10-K and a consolidating and consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the year most recently ended and consolidated statements of income, retained earnings and cash flows of the Company and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, audited by and with the opinion of Arthur Andersen LLP, any successor thereto or any other independent certified public accountants of recognized standing selected by the Company and acceptable to the Majority Banks, which opinion shall be unqualified except as to such matters as are acceptable to the Majority Banks ("Acceptable Audit Opinion");
                                        ------------------------

                (d) as soon as available and in any event within 90 days after the end of each such Subsidiary's fiscal year, unaudited balance sheets and statements of income of the Subsidiaries described in Schedule 8.11(d), all
                                                           ----------------
     in
     reasonable detail and duly certified by the chief financial officer or the treasurer of the Company;

               (e) at the time of the delivery of the financial statements described in (b), (c) and (d) above, a certificate of the chief financial officer or the treasurer of the Company stating that to the knowledge of such officer no event exists that is, or with the giving of notice and/or the passage of time would be, an Event of Default, or if such an event exists, stating the nature thereof and the action that the Company proposes to take with respect thereto;

               (f) as soon as available and in any event within 45 days after the end of each calendar year, a projected operating budget of the Company for the succeeding twelve months (which for 2000 will be in the form previously delivered to Agent); and including for each of the Company's real estate development projects for each quarter (a) the number of projected closings of Units, and (b) projected revenue (including the aggregate of all amounts projected to be generated from any source in connection with the sale of Units to the public);

               (g) promptly upon the Company learning thereof, notice in writing of any action, suit or proceeding before any Governmental Authority which, if determined adversely to the Company or any Subsidiary, might reasonably be expected to have a Material adverse effect on the business, assets, operation or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole, or could impair the ability of the Company to perform its obligations under the Loan Documents;

               (h) such other information about the business, assets, operation or condition, financial or otherwise, of the Company or any Subsidiary, as each Bank may reasonably request from time to time;

               (i) as soon as available and in any event within 45 days after the end of each calendar quarter, a residential development summary substantially in the form previously submitted to each Bank;

               (j)  as soon as practicable, and in any event within forty-five
     (45) days after the end of each calendar quarter, monthly projections for the next succeeding twelve (12) month period of cash flow for the Company (except for the March 31 reporting which may be for the next succeeding 9 months), in the form previously delivered to each Bank;

               (k)  as soon as practicable, and in any event within forty-five
     (45) days after the end of each calendar quarter, reports showing the actual operating results for the calendar quarter most recently ended, in the form of the projected operating budget required under Section 8.11(f)
                                                               ---------------
     above; and

                (l) within forty-five (45) days after the end of each calendar quarter, a certificate of the Company's chief financial officer or treasurer, together with such backup information as each Bank may reasonably require, demonstrating in reasonable detail that the Company was in compliance during the applicable period with the covenants set forth in Sections 8.1, 8.2, 8.3, 8.14, 8.18, 8.20, 8.24, 8.26 and 8.28.
     ------------  ---  ---  ----  ----  ----  ----  ----     ----

          8.12  Liens.  The Company shall not create, incur, assume or allow to
                -----
exist, or permit any Subsidiary to create, incur, assume or allow to exist, any lien of any nature upon or with respect to any property of the Company or any Subsidiary, whether now owned or hereafter acquired, except the following permissible liens:

                (a) liens securing indebtedness existing on the date hereof and disclosed in the notes to the financial statements incorporated in the Form 10-K described in Section 7.6, but only to the extent of the indebtedness
                       -----------
     secured thereby and the property subject thereto on the date hereof and renewals, extensions or refundings thereof that do not increase the principal amount of indebtedness secured thereby or the property subject thereto;

                (b) liens for taxes, assessments or governmental charges or levies to the extent that neither the Company nor any Subsidiary is required to pay the amount secured thereby under Section 8.4;
                                                      -----------

                (c) liens imposed by law, such as carrier's, warehouseman's, mechanic's, materialman's and other similar liens, arising in the ordinary course of business in respect of obligations that are not overdue or are being actively contested in good faith by appropriate proceedings, as long as the Company or Subsidiary, as the case may be, has established and maintains adequate reserves for the payment of the same and, by reason of nonpayment, no property of the Company or any Subsidiary is in danger of being lost or forfeited;

                (d) purchase money liens upon or in any property acquired or held by the Company or any Subsidiary in the ordinary course of business, including, without limitation real property, to secure the purchase price of such property, or liens upon or in such property to secure indebtedness incurred solely for the purpose of financing the acquisition of such property;

                (e) liens existing on purchase money property at the time of its acquisition;

                (f)  leases of model units;

                (g) liens on property owned by joint ventures or limited liability companies with respect to which the Company or any Subsidiary is a partner or in which the Company or a Subsidiary has an equity or ownership interest;

                (h) liens or assignments by the Company, Standard Pacific Financing, L.P. or Standard Pacific Financing, Inc. (or an operating limited partnership formed to perform the same functions as Standard Pacific Financing, Inc. in which the Company will have a 99% interest in allocations of profits, losses, distributions and credits) of mortgages made in connection with financing transactions entered into in the ordinary course of business;

                (i) liens incurred in the ordinary course of business on property or assets owned by Family Lending Services, Inc.;

                (j) liens securing performance bonds entered into in the ordinary course of business;

                (k)  liens on deposits (not including real property) securing
                                        ---
     appeal bonds obtained by the Company or a subsidiary in connection with the appeal of an adverse judgment; and

                (l) any other liens not otherwise specified in Subsections 8.12(a) through (k) above (except for Judgment Liens and Project Financing Liens, which shall in no event be permitted), so long as the aggregate amount secured by all such other liens does not at any time exceed $25,000,000.

          8.13  Prepayment of Indebtedness.  If an Event of Default has
                --------------------------
occurred and is continuing or an acceleration of the indebtedness evidenced by each Note has occurred, the Company shall not prepay the principal amount, in whole or in part, of any indebtedness other than (a) indebtedness owed to each Bank hereunder or under some other agreement between the Company and such Bank and (b) indebtedness which ranks pari passu with indebtedness evidenced by each Note which is or becomes due and owing whether by reason of acceleration or otherwise.

          8.14  Homebuilding Joint Ventures.  Without the prior written approval
                ---------------------------
of the Majority Banks, the Company shall not at any time permit (i) the aggregate Investment of the Company and its Subsidiaries in a single Homebuilding Joint Venture to exceed $20,000,000 or (ii) the aggregate Investment of the Company and its Subsidiaries in all Homebuilding Joint Ventures to exceed the lesser of (A) 25% of the Consolidated Tangible Net Worth of the Company and (B) $150,000,000; provided,
                                     --------
however, that for purposes of this first sentence of this Section 8.14, should
-------                                                   ------------
the Company incur any non-cash write-down in assets under FAS 121 or other non-
                                                                           ----
cash loss resulting from a change in financial accounting standards, which
----
write-down or loss occurs after September 26, 2000, the amount of such write-down or loss less any subsequent increase in Consolidated Tangible Net Worth from the date of the write-down or loss, to the extent positive, will be added back to the Consolidated Tangible Net Worth; provided further, however, in no
                                             ----------------  -------
event shall the aggregate Investment in all Homebuilding Joint Ventures exceed 30% of the Consolidated Tangible Net Worth of the Company without the foregoing adjustments.

          In addition to the foregoing limitation, the Company and its Subsidiaries shall not make any Investment in any new Homebuilding Joint Venture
                                                  ---
if the aggregate Investment in all Homebuilding Joint Ventures would exceed the lesser of (A) 25% of the Consolidated Tangible Net Worth of the Company (without the adjustments set forth in the preceding sentence) and (B) $150,000,000.

          8.15  Compliance with Laws and Other Requirements.
                -------------------------------------------

                (a) The Company shall comply, and cause each Subsidiary to comply, with the requirements of all applicable Laws and orders of any Governmental Authority, noncompliance with which might Materially adversely affect the business or financial condition of the Company and its Subsidiaries, taken as a whole.

                (b) The Company shall comply, and cause each Subsidiary (to the extent they are so engaged) to comply, with all Material applicable Laws and other requirements relating to the development of each of its projects and the sale of units therein, and shall obtain, and cause each Subsidiary (to the extent they are so engaged) to obtain, all necessary Material authorizations, consents, approvals, licenses and permits of any Governmental Authority with respect thereto.

          8.16  Change in Nature of Business.  The Company shall not make, or
                ----------------------------
permit any Subsidiary to make, any change in the nature of its or their respective businesses as carried on at the date hereof that is Material to the Company and Subsidiaries, taken as a whole, which has not been consented to by the Majority Banks in writing. None of the following will constitute a violation of this covenant: (i) the sale or dissolution of Standard Pacific Financing, L.P. or Standard Pacific Financing, Inc., (ii) the engaging by the Company or a Subsidiary in or withdrawal from the mortgage brokering or banking business,
(iii) the engaging by the Company or a Subsidiary in or withdrawal from any business related to the homebuilding operations of the Company, such as security or pest control, and including without limitation technology initiatives related to the Company's homebuilding operations.

          8.17  Pension Plan.  The Company shall not enter into, maintain or
                ------------
make contributions to, or permit any Subsidiary to enter into, maintain or make contributions to, directly or indirectly, any defined benefit pension Plan that is subject to Title IV of ERISA, except for defined benefit pension Plans of any Persons formed or acquired by the Company or any Subsidiary as permitted under
Section 8.14 or 8.20.
------------    ----

          8.18  Dividends and Subordinated Debt.  The Company shall not declare
                -------------------------------
or pay any dividend on, or purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of assets to its stockholders, whether in cash, property or obligations, or pay or repurchase all or any part of any Subordinated Debt, transfer any property in payment of or as security for the payment of all or any part of any Subordinated Debt, or establish any sinking fund, reserve or like set aside of funds or other property for the redemption, retirement or repayment of all or any part of any Subordinated Debt, except (so long as no Event of Default has occurred and is continuing):
------

                (a) the Company may make payments in respect of any Subordinated Debt as and when required by the terms thereof, but in any event not more than 90 days in advance of the due date thereof; provided,
                                                                     --------
     however, that the Company may prepay or repurchase Subordinated Debt at any
     -------
     time from the proceeds of indebtedness issued by the Company following the Closing Date so long as the maturity date of all such indebtedness is at least one year beyond the Maturity Date;

                (b) the Company may declare and pay dividends in any calendar quarter so long as (i) at the time each such dividend is declared the Consolidated Tangible Net Worth requirement of Section 8.1 remains
                                                    -----------
     satisfied and any such dividend would not cause Section 8.1 to be violated
                                                     -----------
     and (ii) all such dividends paid in such calendar quarter do not in the aggregate exceed the sum of (A) $1,600,000, plus (B) 50% of the amount by
                                                 ----
     which the cumulative net income (without deduction for net losses) of the Company for the preceding calendar quarter exceeds $1,600,000; and

                (c) the Company may from time to time repurchase shares of its capital stock for an amount not to exceed the lesser of (i) $35,000,000 in the aggregate for all repurchases after January 1, 2000, or (ii) the amount approved by the Company's board of directors.

          8.19  Disposition of Properties.  The Company shall not, and shall not
                -------------------------
permit the Subsidiaries to, sell, assign, exchange, transfer, lease or otherwise dispose of any of their respective properties (whether real or personal), other than properties sold, assigned, exchanged, transferred, leased or otherwise disposed of for fair value and in the ordinary course of business or properties transferred to the Company or a Subsidiary pursuant to the dissolution, conversion or merger of a Subsidiary permitted under Section 8.5, or properties
                                                     -----------
with an aggregate value which does not exceed $2,500,000 in any one year; provided, however, any transfer of any or all of the assets, properties,
--------  -------
business or stock of Standard Pacific Financing, L.P. and Standard Pacific Financing, Inc. shall be permitted and shall not be counted toward the limitation in this covenant.

          8.20  Limitation on New Operating Subsidiaries.  Without the prior
                ----------------------------------------
written consent of the Majority Banks, the Company shall not form, acquire, or permit to exist, or transfer any of the business of the Company or any Subsidiary to, any new Subsidiaries (not in existence as of the date hereof), except as contemplated by Section 8.12(h); provided, however, (a) the Company
                          ---------------
may form or acquire, or permit to exist, or transfer any of the business of the Company or any Subsidiary to, new wholly owned Subsidiaries (i) without the consent of any of the Banks, so long as the initial Investment in each such Subsidiary does not exceed 25% of the Consolidated Tangible Net Worth of the Company as measured at the time of the initial Investment in such Subsidiary,
(ii) with the consent of the Banks holding at least 51% of the Total Aggregate Commitment, so long as the initial Investment in each Subsidiary does not exceed 35% of the Consolidated Tangible Net Worth of the Company as measured at the time of the initial Investment in such Subsidiary, and (iii) with the consent of the Majority Banks, if the initial Investment in any such Subsidiary exceeds 35% of the Consolidated Tangible Net Worth of the Company as measured at the time of the initial Investment in such Subsidiary, and (b) the Company may form or acquire, or permit to exist, or transfer any of the business of the Company or any Subsidiary to, new Non-Wholly Owned Subsidiaries (a) without the consent of any of the Banks, so long as the aggregate Investment in each such Non-Wholly Owned Subsidiary does not at any time exceed 25% of the Consolidated Tangible Net Worth of the Company as measured at the time of formation or acquisition of such Subsidiary, (b) with the consent of the Banks holding at least 51% of the Total Aggregate Commitment, so long as the aggregate Investment in each such Non-Wholly-Owned Subsidiary does not at any time exceed 35% of the Consolidated Tangible Net Worth of the Company as measured at the time of formation or acquisition of such Subsidiary, and (c) with the consent of the Majority Banks, if the aggregate Investment in any such Non-Wholly Owned Subsidiary at any time exceeds 35% of the Consolidated Tangible Net Worth of the Company as measured at the time of formation or acquisition of such Subsidiary.

          8.21  [Intentionally Deleted.]

          8.22  [Intentionally Deleted.]

          8.23  [Intentionally Deleted.]

          8.24  Change of Control.  The Company shall not, without the prior
                -----------------
written consent of the Majority Banks, (a) permit any Person to become the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company; or (b) during any period of two consecutive years, allow individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors, or whose nomination for election by the shareholders of the Company, was approved by a majority vote of the directors of the Company then still in office who are either directors at the beginning of such period or whose election or nomination for election was previously so approved) to cease for any reason to constitute the majority of the board of directors of the Company then in office.

          8.25  [Intentionally Deleted.]

          8.26  Total Borrowing Base Home Building Indebtedness Not to Exceed
                -------------------------------------------------------------
Borrowing Base.  The Company shall not permit the Total Borrowing Base Home
--------------
Building Indebtedness to at any time exceed the Borrowing Base. In calculating compliance with the above covenant, the Company shall be permitted to exclude from Total Borrowing Base Home Building Indebtedness an amount equal to the Maximum Eligible Subordinated Debt.

          8.27  Subsidiary Guaranties.  In the event that the Company makes
                ---------------------
Investments in Standard Pacific Financing, L.P., Standard Pacific Financing, Inc., Stanpac Corp. or any new Subsidiary which in the aggregate exceed $500,000 as to any such Subsidiary of the Company (the "Subsidiary Investment Limitation"), then the Company shall cause the Subsidiary to provide a Guaranty hereunder (and the Subsidiary Investment Limitation shall not be exceeded until the Agent has confirmed, in writing, its receipt of such Guaranty). In addition, should the aggregate amount of Investments by the Company in all Subsidiaries listed above and any new Subsidiaries (other than existing and new Subsidiaries that have provided a Guaranty) at any time exceed $5,000,000, the Company shall see to it that each Subsidiary in which the Company makes any Investments from and after the time such aggregate $5,000,000 in Investments is reached shall provide a Guaranty with respect to the Loans and Notes in form and substance satisfactory to the Agent (even if the amount of the Investments in each such Subsidiary is less than $500,000); and the Company shall not make any further Investments in any Subsidiaries which would cause the aggregate amount of Investments in all such Subsidiaries to exceed $5,000,000 unless and until such Guaranties are provided as aforesaid.

           8.28  FLS Leverage Covenant.  The Company shall not permit, at any
                 ---------------------
time, the "Liabilities to Qualifying Tangible Net Worth Ratio" covenant set forth in Section 10(k) of that certain Mortgage Loan Warehousing Agreement, as amended from time to time, by and among Family Lending Services, Inc. and BofA (and such other "Lenders" thereunder as there may be) to be violated.

           8.29  Investments in Persons Other Than Subsidiaries and Home
                 -------------------------------------------------------
Building Joint Ventures.  Neither the Company nor any Subsidiary (other than an
-----------------------
Excluded Subsidiary) shall make any Investment, or otherwise acquire any interest, in any Person that is not a Subsidiary or a Home Building Joint Venture, other than (i) short-term, liquid, investments of cash reserves, (ii) Investments in mortgage banking joint ventures not to exceed $5,000,000 in the aggregate at any time, (iii) Investments in any other joint ventures engaged in a business related to the homebuilding operations of the Company, such as security or pest control, not to exceed $5,000,000 in the aggregate at any time,
(iv) Investments in any single Person not to exceed $1,000,000 at any time, provided that the aggregate Investment in all such Persons pursuant to this clause (iv) shall not exceed $2,500,000 at any time, and (v) Investments in technology related businesses not to exceed $7,500,000 in the aggregate at any time.

ARTICLE 9: EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT.
           -------------------------------------------

           9.1   Events of Default. The occurrence of any one or more of the
                 -----------------
following events shall constitute an Event of Default hereunder:

                 (a) failure to pay within 15 days after the date when due the principal of each Note or any portion thereof or any interest thereon; or

                 (b) failure to pay any fee or any other amount payable by the Company or any Subsidiary under the Loan Documents within 15 days after the date when due; or

                 (c)  failure to perform or observe any covenant set forth in
     Sections 8.1, 8.2, 8.3, 8.8, 8.10, 8.11(a), 8.12, 8.13, 8.14, 8.18, 8.20,
     ------------  ---  ---  ---  ----  -------  ----  ----  ----  ----  ----
     8.24, 8.26, 8.27, or 8.28 of Article 8 of this Agreement, or failure to
     ----  ----  ----     ----
     perform or observe in any Material respect any other covenant set forth in
     Article 8 of this Agreement, or failure to perform or observe any other Material term, covenant or agreement contained in any Loan Document on the Company's or any Subsidiary's part to be performed or observed; or

                 (d) any representation or warranty in any Loan Document or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any Loan Document proves to have been incorrect when made in any respect that is Materially adverse to the interests of any Bank under the Loan Documents; or

               (e) the occurrence of any default under any other agreement between the Company and any Bank, including without limitation, the failure to pay when due (or within any stated grace period) the principal or any principal installment of, or any interest, on any present or future indebtedness for borrowed money owed by the Company to any Bank; or

               (f) the Company, any Subsidiary or any Guarantor is dissolved or liquidated (except as permitted in Sections 8.5 or 8.19) or all or
                                        ------------    ----
     substantially all of the assets of the Company are sold or otherwise transferred or encumbered without the prior written consent of each Bank; or

               (g) the Company, any Subsidiary or any Guarantor is the subject of an order for relief by any bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of the Company, Subsidiary, or Guarantor and the appointment continues undischarged or unstayed for 60 days; or institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any part of its property under the laws of any jurisdiction; or any similar proceeding is instituted without the consent of the Company, Subsidiary, or Guarantor, and continues undismissed or unstayed for 45 days; or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against all or any part of the property of the Company, any Subsidiary, or any Guarantor and is not released, vacated or fully bonded within 45 days after its issue or levy; or

               (h) the Majority Banks have reasonably determined that a Material adverse change has occurred since the date hereof in the operations, business or financial condition of the Company and its Subsidiaries and Homebuilding Joint Ventures taken as a whole, and 15 calendar days have elapsed since the date that notice of such determination is given to the Company; or

               (i) the Company, any Subsidiary or any Guarantor shall (A) fail to pay any indebtedness (other than Seller Nonrecourse Debt not to exceed $25,000,000 in the aggregate during any rolling 36-month period) to any other Person or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness, or
     (B) fail to perform any term, covenant or condition on its part to be performed under any agreement or instrument relating to any such indebtedness (other than Seller Nonrecourse Debt not to exceed $25,000,000 in the aggregate during any rolling 36-month period), when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; provided, however, that any alleged
                                        --------  -------
     failure to pay or perform as specified in subparagraphs (A) or (B) immediately above ("Alleged Default") with respect to indebtedness in a total aggregate amount not to exceed $10,000,000 shall not constitute an event of default hereunder so long as such Alleged Default is being actively contested by the Company in good faith by appropriate proceedings and no final judgment has been rendered with respect thereto; or

               (j) without the prior written consent of the Majority Banks, any Subsidiary that is a stockholder, partner or member of a Homebuilding Joint Venture shall withdraw as a stockholder, partner or member of any Homebuilding Joint Venture, unless the aggregate net investment of the Company and any Subsidiary in such Homebuilding Joint Venture does not exceed $20,000,000; or

               (k) any Guarantor shall reject or disaffirm its Guaranty (other than as a result of a liquidation or dissolution permitted under Section
                                                                      -------
     8.5 or a merger or consolidation permitted under Section 8.8), or otherwise
     ---                                              -----------
     notify the Agent that it does not intend the Guaranty or its liability thereunder to apply to any one or more future Borrowings or other Obligations; or

               (l) any Borrowing Base Certificate proves to have been incorrect in any Material respect when delivered to the Agent.

               (m)  except as otherwise permitted under Section 8.18(a) as to
                                                        ---------------
     the payment or repurchase of Subordinated Debt, any Subordinated Debt or other indebtedness which is expressly subordinated to the Obligations and is owing by the Company, any Subsidiary or any Guarantor to any other Person, or any interest or premium thereon, shall be declared to be due and payable, or shall otherwise be required to be prepaid or repurchased (other than as to a regularly scheduled principal amortization payment), prior to the stated maturity thereof, including without limitation any prepayment or repurchase of any Subordinated Debt or other indebtedness expressly subordinated to the

     Obligations held by or owing to any other Person which becomes due and payable, or is otherwise required by such Person to be paid or repurchased, in connection with any change in control or asset sale of the Company or any of its Subsidiaries.

          9.2  Remedies. If any Event of Default occurs, the Agent shall, at the
               --------
request of, or may, with the consent of, the Majority Banks,

               (a) declare the obligation of each Bank to make Loans to be terminated, whereupon such obligation shall be terminated;

               (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon and its Pro Rata Share of all other amounts payable under the Loan Documents to be due and payable 10 days after demand, whereupon the same shall be due and payable 10 days after demand without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

               (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

     provided, however, that upon the occurrence of any event specified in
     --------  -------
     subsection (g) of Section 9.1, the obligation of each Bank to make Loans
                       -----------
     shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank. Upon the occurrence of any Event of Default, the Company shall immediately pay to the Agent, for the benefit of the Banks, an amount (the "L/C Obligations Amount") equal to the aggregate outstanding L/C
      ----------------------
     Obligations; and upon receipt of the payment of the L/C Obligations Amount, the Agent shall deposit such funds in an interest-bearing cash account (the "Cash Account") in the name of the Company maintained with the Agent as to
      ------------
     which the Company shall have no right of withdrawal except as provided
                                  --
     below. The Company hereby irrevocably authorizes and directs the Agent to apply amounts on deposit in the Cash Account against draws on the outstanding Letters of Credit as such draws are made. Upon expiration of all Letters of Credit and payment in full of all draws thereunder and all outstanding Loans and other Obligations, the amounts then on deposit in the Cash Account and any interest accrued thereon shall then be returned to the Company (to the extent any funds remain in the Cash Account after application of such funds as provided above.)

          9.3   Rights Not Exclusive.  The rights and remedies of the Agent and
                --------------------
Banks provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

          9.4   Notice of Default.  The Banks will refrain from exercising their
                -----------------
default rights and remedies (whether hereunder or under any Loan Document) arising as a result of the occurrence of an Event of Default under Sections 7.3,
                                                                   ------------
7.8, 8.4, 8.5, 8.6, 8.7, 8.9, 8.10, 8.11, 8.12, 8.14 and 8.15 of this Agreement
---  ---  ---  ---  ---  ---  ----  ----  ----  ----     ----
for a period of 30 days after notice of such Event of Default has been given by the Agent to the Company during which the Company may cure such default. Provided, however, any Bank may, during such period, immediately terminate further Loans and all rights of the Company under the Loan Documents. Provided further, that such rights and obligations, including, without limitation, obligations to make Loans, shall be reinstated upon timely cure by the Company. Provided further, that no Bank will be required to give such notice or delay in exercising its default rights and remedies for any period of time if the Company knowingly failed to immediately give the Agent the statement provided in Section
                                                                         -------
8.11(a).
-------

ARTICLE 10: THE AGENT.
            ---------

          10.1  Appointment and Authorization.  Each Bank hereby irrevocably
                -----------------------------
appoints, designates and authorizes the Agent to take such action in its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

          10.2  Delegation of Duties.  The Agent may execute any of its duties
                --------------------
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

          10.3  Liability of Agent.  None of the Agent-Related Persons shall:
                ------------------

                (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or

                (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder.

No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

          10.4  Reliance by Agent.
                -----------------

                (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of each Bank as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of each Bank and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

                (b) For purposes of determining compliance with the conditions specified in Article 6, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

          10.5  Notice of Default.  The Agent shall not be deemed to have
                -----------------
knowledge or notice of the occurrence of any default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such default or Event of Default as may be requested by the Majority Banks in accordance with Article 9; provided, however, that unless and until the Agent
                           --------  -------
has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or Event of Default as it shall deem advisable or in the best interest of the Banks.

          10.6  Credit Decision.  Each Bank acknowledges that none of the Agent-
                ---------------
Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, the value of and title to any collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

          10.7  Indemnification.  Whether or not the transactions contemplated
                ---------------
hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligations of the Company to do so), pro rata, from and against any and all liabilities covered by any indemnification hereunder; provided,
                                                                  --------
however, that no Bank shall be liable for the payment to the Agent-Related
-------
Persons of any portion of such liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

          10.8  Agent in Individual Capacity.  BofA and its Affiliates may make
                ----------------------------
loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. Each Bank acknowledges that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to it. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

          10.9  Successor Agent.  The Agent may resign as Agent upon 30 days'
                ---------------
notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks upon the written consent of the Banks and, if no Event of Default is outstanding, the written consent of the Company (which consents shall not be unreasonably withheld). If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint a successor agent from among the Banks upon the written consent of the Banks and, if no Event of Default is outstanding, the written consent of the Company

(which consents shall not be unreasonably withheld). Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

          10.10  Withholding Tax.
                 ---------------

                 (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the
     Agent:

                      (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                      (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement, and IRS Form W-9; and

                      (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

               Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                 (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank in accordance with Section 11.6, such Bank agrees to notify the Agent of the
                     ------------
     percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

                 (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank in accordance with Section 11.6,
                                                                ------------
     such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                 (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                 (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

          10.11  Defaulting Banks.  If for any reason any Bank wrongfully (in
                 ----------------
violation of this Agreement) fails or refuses to advance its Pro Rata Share of any Loan or Loans, or otherwise defaults on any of its material obligations under this Agreement, and fails to cure its default within five (5) Banking Days of receiving notice of its failure to perform (such Bank being a "Defaulting Bank"), then in addition to the rights and remedies that may be available to Agent and the Banks at law or in equity, the Defaulting Bank's right to participate in the Loan and the Credit Agreement will be suspended during the pendency of the Defaulting Bank's uncured default, and (without limiting the foregoing) the Agent may (or at the direction of the Majority Banks, shall) withhold from the Defaulting Bank any interest payments, fees, principal payments or other sums otherwise payable to such Defaulting Bank under the Loan Documents until such default of such Defaulting Bank has been cured. Each non-defaulting Bank will have the right, but not the obligation, in its sole discretion, to acquire at par a proportionate share (based on the ratio of its Commitment to the aggregate amount of the Commitments of all of the non-defaulting Banks that elect to acquire a share of the Defaulting Bank's Commitment) of the Defaulting Bank's Commitment, including without limitation its proportionate share in the outstanding principal balance of the Loans. The Defaulting Bank will pay and protect, defend and indemnify Agent and each of the other Banks against, and hold Agent, and each of the other Banks harmless from, all claims, actions, proceedings, liabilities, damages, losses, and expenses (including without limitation attorneys' fees and costs, and interest at the Reference Rate plus two percent (2.0%) per annum for the funds advanced by Agent or any Banks on account of the Defaulting Bank) they may sustain or incur by reason of or in consequence of the Defaulting Bank's failure or refusal to perform its obligations under the Loan Documents. Agent may set off against payments due to the Defaulting Bank for the claims of Agent and the other Banks against the Defaulting Bank. The exercise of these remedies will not reduce, diminish or liquidate the Defaulting Bank's Commitment (except to the extent that part or all of such Commitment is acquired by the other Banks as specified above) or its obligations to share losses and reimbursement for costs, liabilities and expenses under this Agreement. This indemnification will survive the payment and satisfaction of all of the Company's obligations and liabilities to the Banks. The foregoing provisions of this Section 10.11 are solely for the
                                               -------------
benefit of the Agent and the Banks, and may not be enforced or relied upon by the Company.

          10.12  Performance by the Agent.  In the event that the Company shall
                 ------------------------
default in or fail to perform any of its obligations under the Loan Documents, which default is not cured within any applicable cure period, the Agent shall have the right, but not the duty, without limitation upon any of the Agent's or the Banks' rights pursuant thereto, to perform the same, and the Company agrees to pay to the Agent within five (5) Banking Days after demand, all reasonable costs and expenses incurred by the Agent in connection therewith, including without limitation reasonable Attorney Costs, together with interest thereon from the date which is 5 Banking Days after demand until paid at a rate per annum equal to the Reference Rate plus 2%.
                                  ----

          10.13  Actions.  The Agent shall have the right to commence, appear
                 -------
in, and defend any action or proceeding purporting to affect the rights or duties of the Banks hereunder or the payment of any funds, and in connection therewith the Agent may pay necessary expenses, employ counsel, and pay Attorney Costs. The Company agrees to pay to the Agent, within 5 Banking Days after demand, all reasonable costs and expenses incurred by the Agent in connection therewith, including without limitation reasonable Attorney Costs, together with interest thereon from the date which is 5 Banking Days after demand until paid at a rate per annum equal to the Reference Rate plus 2%.
                                  ----

          10.14  Syndication Agent, Documentation Agent and Co-Agent.
                 ---------------------------------------------------
Notwithstanding anything contained herein which may be construed to the contrary, neither the Syndication Agent, the Documentation Agent nor the Co-Agent shall exercise any of the rights or have any of the responsibilities of the Agent hereunder, or any other rights or responsibilities other than their respective rights and responsibilities as Banks hereunder.

ARTICLE 11: MISCELLANEOUS.
            -------------

          11.1   Amendments and Waivers. No amendment or waiver of any provision
                 ----------------------
of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver of consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                                       --------  -------
no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

                 (a) increase or extend the Commitment of any Bank, unless such Bank has consented thereto in writing;

                 (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

                 (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                 (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

                 (e)  amend the definition of Majority Banks;

                 (f) amend this Section or any provision herein providing for consent or other action by all Banks;

                 (g) discharge any Guarantor, or release any Material portion of any collateral except where the consent of the Majority Banks only is specifically provided for;

                 (h) amend, or perform any act pursuant to, any provision herein expressly requiring the consent of each Bank; or

                 (i)  amend any of the Events of Default set forth in Section
                                                                      -------
     9.1;
     ---

and, provided further, that no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document. Each Bank shall bear its Pro Rata Share of all costs and expenses incurred in any amendment, waiver or consent pursuant to this Agreement.

          11.2  Costs, Expenses and Taxes.  The Company shall pay on demand the
                -------------------------
reasonable costs and expenses of the Agent and the Banks in connection with the negotiation, preparation, execution, delivery, administration, amendment, waiver and enforcement of the Loan Documents and any matter related thereto and any litigation or dispute with respect thereto (including any bankruptcy or similar proceedings), including without limitation attorney's fees and disbursements; provided, however, the Company shall not be liable for any expenses of any Bank
--------  -------
other than BofA (for itself and as Agent) in connection with the negotiation and preparation of the Loan Documents (provided further, that the immediately
                                   ----------------
preceding proviso shall not be deemed to limit the right of each Bank to payment from the Company of all reasonable costs and expenses incurred by each Bank as aforesaid in connection with any and all future administration, amendments, waivers, enforcement actions, litigation, negotiations and other actions or matters [other than assignments or participations with respect to which the only amounts payable shall be the processing fee owing pursuant to Section 11.6(a)]
                                                              ---------------
relating to the Loans and Loan Documents). Any amount payable to the Agent and the Banks under this Section 11.2 shall, from the date of demand for payment,
                     ------------
and any other amount payable to the Agent under the Loan Documents which is not paid when due or within any applicable grace period shall, thereafter, bear interest at the rate in effect under each Note with respect to Reference Rate Borrowings.

          11.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                ------------------------------
delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

          11.4  Payments Set Aside.  To the extent that the Company makes a
                ------------------
payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar proceeding relating to or affecting creditors' rights generally or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its Pro Rata Share of any amount so recovered from or repaid by the Agent.

          11.5  Successors and Assigns.  The provisions of this Agreement shall
                ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank, and no Bank may assign or transfer any of its rights or obligations under this Agreement except in accordance with
Section 11.6.
------------

          11.6  Assignments, Participations, etc.
                ---------------------------------

                (a) Any Bank may, with the written consent of (i) the Company at all times other than during the existence of an Event of Default (which consent shall not be unreasonably withheld) and (ii) the Agent (which consent shall not be unreasonably withheld), at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an affiliate of such Bank) which have not been a party to any Material litigation with the Agent or the Company (each an "Assignee") all, or any
                                                        --------
     ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Bank hereunder, in an initial minimum amount of $10,000,000 and in increments of $5,000,000 in excess thereof; provided,
                                                                    --------
     however, that (A) each Bank (including each Eligible Assignee) must retain
     -------
     a Commitment of not less than $10,000,000 after giving effect to such assignment, except for the Banks which act as the Agent, Syndication Agent, and Co-Agent, respectively, which each must retain a Commitment of not less than $20,000,000, except if such Banks resign as Agent, Syndication Agent, or Co-Agent, as applicable (provided further,
                                 ----------------
     however, that so long as any Event of Default has occurred and is
     -------
     continuing, any Bank may assign and delegate to one or more Eligible Assignees its entire Commitment, and all of its other rights and
                   ------
     obligations as a Bank hereunder), and (B) the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (1) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (2) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit "H" ("Assignment and Acceptance")
                                   -----------
     together with any Note or Notes subject to such assignment and (3) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $5,000. All costs and expenses incurred by an assigning Bank in such assignment shall be borne by such Bank.

               (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to and received the consent of the Company with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

               (c) Within five Banking Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee (and provided that it consents to such assignment in accordance with Section 11.6(a)), the Company shall execute
                                   ---------------
     and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitment of the assigning Bank pro tanto.
                    --- -----

               (d) Any Bank may, with the written consent of (i) the Company at all times other than during the existence of an Event of Default (which consent shall be at the Company's sole and absolute discretion) and (ii) the Agent (which consent shall not be unreasonably withheld), at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided,
                                                                       --------
     however, that (A) the originating Bank's obligations under this Agreement
     -------
     shall remain unchanged, (B) the originating Bank shall remain solely responsible for the performance of such obligations, (C) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (D) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 11.1. In the case of any such
            ----- -------    ------------
     participation, the Participant shall be entitled to the benefit of Sections
                                                                        --------
     4.5, 4.7 and 11.12 as though it were also a Bank hereunder, and, if amounts
     ---  ---     -----
     outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement. Each Bank understands and acknowledges that the Company does not presently intend to permit the sale of participations to Participants pursuant to this subparagraph (d), and will not likely consent to any such request of any Bank during the term of this Agreement.

               (e) Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on such Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided,
                                                                     --------
     however, that any
     -------

     Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder, and (H) as to any Bank, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company is party or is deemed party with such Bank.

                (f) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable Law.

          11.7  Set-off.  In addition to any rights and remedies of the Banks
                -------
provided by Law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final excluding the Company's customer trust accounts) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to the Banks, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application.

          11.8  Automatic Debits.  With respect to any principal or interest
                ----------------
payment, commitment fee or usage fee due and payable to the Agent or the Banks under the Loan Documents, the Company hereby irrevocably authorizes the Agent to debit any deposit account of the Company with BofA and hereby agrees to irrevocably direct in writing the holder of any deposit account to debit any deposit account of the Company (excluding the Company's customer trust accounts), in amounts specified by the Agent from time to time such that the aggregate amount debited from all such deposit accounts does not exceed such payment, fee, other cost or expense. The Agent shall use its best efforts to give the Company advance notice of each debit, but failure of the Agent to give such notice shall not invalidate its authorization hereunder. If there are insufficient funds in such deposit accounts to cover the amount of the payment, fee, other cost or expense then due, such debits will be reversed (in whole or in part, in the Agent's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

          11.9   Notification of Addresses, Lending Offices, Etc. Each Bank
                 ------------------------------------------------
shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

          11.10  Survival of Representations and Warranties. All representations
                 ------------------------------------------
and warranties of the Company contained herein or in any certificate or other writing delivered by or on behalf of the Company pursuant to any Loan Document will survive the making and repayment of the Loan and the execution and delivery of each Note, and have been or will be relied upon by each Bank, notwithstanding any investigation made by such Bank or on its behalf.

          11.11  Notices.  Except as otherwise provided herein or in each Note:
                 -------

                 (a) all notices, requests, demands, directions and other communications provided for hereunder and under each Note must be in writing and must be mailed, telecopied, delivered or sent by telex or cable to the appropriate party at the address set forth on the signature pages of this Agreement or, as to any party, at any other address as may be designated by it in a written notice sent to the other party in accordance with this Section 11.11, and
               -------------

                 (b) if any notice, request, demand, direction or other communication is given by mail it will be effective on the earlier of receipt or the third calendar day after deposit in the United States mails with first class or airmail postage prepaid; if given by telecopier, when receipt is confirmed by the recipient; if given by cable, when delivered to the telegraph company with charges prepaid; if given by telex, when sent; or if given by personal delivery, when delivered.

          11.12  Indemnity by the Company.  The Company agrees to indemnify,
                 ------------------------
save and hold harmless each Bank, the Agent and their directors, officers, agents, attorneys and employees (collectively the "indemnitees") from and against (a) any and all claims, demands, actions or causes of action that are asserted against any indemnitee by any Person if the claim, demand, action or cause of action directly or indirectly relates to a claim, demand, action or cause of action that the Person has or asserts against the Company or any officer, director or shareholder of the Company, and (b) any and all liabilities, losses, costs or expenses (including Attorney Costs) that any indemnitee suffers or incurs as a result of the assertion of any such claim, demand, action or cause of action.

          11.13  Integration and Severability. This Agreement and the other
                 ----------------------------
Loan Documents comprise the complete and integrated agreement of the parties on the subject matter hereof and supersede all prior agreements, written or oral, on the subject matter hereof. Any provision in any Loan Document that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of the Loan Documents are declared to be severable.

          11.14  Counterparts.  This Agreement may be executed in any number of
                 ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          11.15  No Third Parties Benefitted. This Agreement is made and entered
                 ---------------------------
into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

          11.16  Section Headings.  Section headings in this Agreement are
                 ----------------
included for convenience of reference only and are not part of this Agreement for any other purpose.

          11.17  Further Acts by the Company.  The Company agrees, at its own
                 ---------------------------
expense, to do such acts and execute and deliver such documents as any Bank from time to time reasonably requires for the purpose of carrying out the intention or facilitating the performance of the terms hereof.

          11.18  Time of the Essence. Time is of the essence of the Loan
                 -------------------
Documents.

          11.19  Governing Law.  The Loan Documents shall be governed by, and
                 -------------
construed and enforced in accordance with, the internal laws of the State of California without regard to the conflict of law provisions thereof.

          11.20  Reference and Arbitration.
                 -------------------------

                 (a) In any judicial action between or among the parties, including any action or cause of action arising out of or relating to this Agreement or the Loan Documents or based on or arising from an alleged tort, all decisions of fact and law shall at the request of any party be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. The parties shall designate to the court a referee or
                  -- ---
     referees selected under the auspices of the American Arbitration Association ("AAA") in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

                 (b) Any controversy or claim between or among the parties, including those arising out of or relating to this Agreement or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the AAA. The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                 (c)  No provision of this Section 11.20 shall limit the right
                                           -------------
     of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

          11.21  Effectiveness of this Agreement.  Notwithstanding anything
                 -------------------------------
contained herein to the contrary, the effectiveness of this Agreement and the Banks' and the Agent's obligations hereunder are expressly conditioned upon satisfaction of all of the following conditions precedent (any one or more of which the Banks may waive in their sole discretion):

                 (a) The Agent shall have received the following original executed documents (in form and substance satisfactory to the Agent and legal counsel for the Agent in sufficient number for the Agent and each
     Bank):

                      (i)    this Agreement;

                      (ii)   each Note;

                      (iii) the Guaranty and the Guaranty of the Subsidiary Letters of Credit;

                      (iv)   the Opinion of Counsel;

                      (v) a certified copy of resolutions of the board of directors of the Company authorizing the execution of the Loan Documents, together with an incumbency certificate executed by the corporate secretary of the Company;

                      (vi) a certified copy of resolutions of the board of directors of each Guarantor authorizing the execution of the Guaranty, together with an incumbency certificate executed by the corporate secretary of each Guarantor;

                      (vii) a Borrowing Base Certificate calculated as of June 30, 2000, showing the Company to be in compliance with Sections 3.6
                                                                 ------------
          and 8.26 hereof; and
              ----

                      (viii) such other agreements, instruments and documents as any Bank shall reasonably request.

                 (b) The Agent shall have received evidence satisfactory to the Agent and legal counsel to the Agent that the Company has been duly incorporated, validly exists and is in good standing under the laws of the State of Delaware, is duly qualified to do business as, and is in good standing as, a foreign corporation in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary, and has all requisite power and authority to conduct its business and to own and lease its properties.

          On the date this Agreement becomes effective, and subject to the satisfaction (or waiver by Agent in its sole discretion) of all applicable conditions to advances hereunder, all sums owing under the Eighth Amended Credit Agreement and Eighth Amended Loan Documents shall be deemed to be outstanding and owing under, evidenced by, and governed by the terms of this Agreement, the Notes, and the other Loan Documents.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                         The Company:
                         -----------

                         STANDARD PACIFIC CORP., a Delaware corporation


                         By:  ____________________________________________

                              ____________________________________________
                                        [Printed Name and Title]


                         By:  ____________________________________________

                              ____________________________________________
                                        [Printed Name and Title]

                         Address for Notices:
                         -------------------

                         Standard Pacific Corp.
                         15326 Alton Parkway
                         Irvine, California 92618
                         Attn: Mr. Andrew H. Parnes
                         Telephone:  (949) 789-1616
                         Telecopier: (949) 789-1609

                                   The Banks:
                                   ---------

                                   BANK OF AMERICA, NATIONAL ASSOCIATION,
                                   a national banking association


                                   By:  ____________________________________
                                        Charles H. Green, Managing Director



                                   Address for Notices:
                                   -------------------

                                   Bank of America, National Association
                                   5 Park Plaza, Suite 500
                                   Irvine, California 92614-8525
                                   Attn: Mr. Charles H. Green
                                   Telephone:  (949) 260-5690
                                   Telecopier: (949) 260-5639


                                   LIBOR Lending Office:
                                   --------------------

                                   Bank of America, National Association
                                   5 Park Plaza, Suite 500
                                   Irvine, California 92614-8525
                                   Attn: Ms. Phyllis Sakamoto
                                   Telephone:  (949) 260-5648
                                   Telecopier: (949) 260-5639

                                   BANK ONE, NA


                                   By  ______________________________________

                                       ______________________________________
                                               [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   Bank One
                                   One Bank One Plaza, Mail Suite IL1-0315
                                   Chicago, Illinois 60670-0151
                                   Attn: Mr. Patt Schiewitz
                                   Telephone:  (312) 732-3636
                                   Telecopier: (312) 732-1117


                                   LIBOR Lending Office:
                                   --------------------

                                   Bank One
                                   One Bank One Plaza, Mail Suite 0315
                                   Chicago, Illinois 60670-0315
                                   Attn: Ms. Maria Lozano
                                   Telephone:  (312) 336-2057
                                   Telecopier: (312) 732-1582/1158

                                   FLEET NATIONAL BANK, a national banking
                                   association


                                   By   _____________________________________

                                        _____________________________________
                                                [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   Fleet National Bank
                                   115 Perimeter Center Place, Suite 500
                                   Atlanta, Georgia 30346
                                   Attn: Mr. Andrew D. Stickney
                                   Telephone:  (770) 390-6529
                                   Telecopier: (770) 390-8434


                                   LIBOR Lending Office:
                                   --------------------

                                   Fleet National Bank
                                   111 Westminster Street, Suite 800
                                   Providence, Rhode Island 02903
                                   Attn: Ms. Carol Rooney
                                   Telephone:  (401) 278-3949
                                   Telecopier: (401) 278-3674

                                   SANWA BANK CALIFORNIA, a California
                                   corporation


                                   By  _____________________________________

                                       _____________________________________
                                             [Printed Name and Title]



                                   Address for Notices:
                                   -------------------

                                   Sanwa Bank California
                                   4041 MacArthur Boulevard, Suite 100
                                   Newport Beach, California 92660
                                   Attn: Ms. Joy Condon
                                   Telephone:  (949) 622-6004
                                   Telecopier: (949) 852-1510


                                   LIBOR Lending Office:
                                   --------------------

                                   Sanwa Bank California
                                   4041 MacArthur Boulevard, Suite 100
                                   Newport Beach, California 92660
                                   Attn: Ms. Betty Myers
                                   Telephone:  (949) 622-6020
                                   Telecopier: (949) 852-1510

                                   COMERICA BANK


                                   By  ____________________________________

                                       ____________________________________
                                             [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   Comerica Bank
                                   500 Woodward Avenue, 7th Floor
                                   Detroit, Michigan 48226
                                   Attn: Mr. David J. Campbell
                                   Telephone:  (313) 222-9306
                                   Telecopier: (313) 222-9295


                                   For U.S. Mail Only:
                                   ------------------

                                   Comerica Bank
                                   P.O. Box 75000
                                   Detroit, Michigan 48275-3256
                                   Attn: Mr. David J. Campbell


                                   LIBOR Lending Office:
                                   --------------------

                                   Comerica Bank
                                   500 Woodward Avenue, 7th Floor
                                   Detroit, Michigan 48226
                                   Attn: Ms. Betsy Branson
                                   Telephone:  (313) 222-5878
                                   Telecopier: (313) 222-3697

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By  ______________________________________

                                       ______________________________________
                                               [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   PNC Bank
                                   2 Tower Center, 18th Floor
                                   East Brunswick, New Jersey 08816
                                   Attn: Mr. Douglas G. Paul
                                   Telephone:  (732) 220-3566
                                   Telecopier: (732) 220-3755

                                   LIBOR Lending Office:
                                   --------------------

                                   PNC Bank - Real Estate Finance
                                   1600 Market Street, 30th Floor
                                   Philadelphia, Pennsylvania 19103
                                   Attn: Ms. Tina Scott
                                   Telephone:  (215) 585-6122
                                   Telecopier: (215) 585-8532

                                   BANK UNITED, a federal savings bank


                                   By  ______________________________________

                                       ______________________________________
                                               [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   Bank United
                                   Residential Construction Lending
                                   3200 Southwest Freeway, Suite 2000
                                   Houston, Texas 77027
                                   Attn: Ms. Carolyn S. Alexander
                                   Telephone:  (713) 543-7955
                                   Telecopier: (713) 543-6928


                                   LIBOR Lending Office:
                                   --------------------

                                   Bank United
                                   Residential Construction Lending
                                   3200 Southwest Freeway, Suite 2000
                                   Houston, Texas 77027
                                   Attn: Ms. Melissa Hicks
                                   Telephone:  (713) 543-6843
                                   Telecopier: (713) 543-6928

                                   AMSOUTH BANK


                                   By  ______________________________________

                                       ______________________________________
                                               [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   Amsouth Bank
                                   1900 5th  Avenue North
                                   AST - 10th Floor - RCL
                                   Birmingham, Alabama 35203
                                   Attn: Mr. Ronny Hudspeth
                                   Telephone:  (205) 307-4227
                                   Telecopier: (205) 801-0138


                                   LIBOR Lending Office:
                                   --------------------

                                   Amsouth Bank
                                   1900 5th  Avenue North
                                   AST - 10th Floor - RCL
                                   Birmingham, Alabama 35203
                                   Attn: Ms. Wanda Pate
                                   Telephone:  (205) 326-4615
                                   Telecopier: (205) 801-0138

                                   UNION BANK OF CALIFORNIA, NA, a national banking association


                                   By  _______________________________________

                                       ______________________________________
                                               [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   Union Bank of California, NA
                                   18300 Von Karman Avenue, Suite 230
                                   Irvine, California 92612
                                   Attn: Mr. Peter Nielsen
                                   Telephone:  (949) 553-7121
                                   Telecopier: (949) 553-7010


                                   LIBOR Lending Office:
                                   --------------------

                                   Union Bank of California, NA
                                   18300 Von Karman Avenue, Suite 230
                                   Irvine, California 92612
                                   Attn: Ms. Monica Koprowski
                                   Telephone:  (949) 553-7181
                                   Telecopier: (949) 553-7010

                                   GUARANTY FEDERAL BANK, F.S.B., a federal savings bank



                                   By  ______________________________________

                                       ______________________________________
                                               [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   Guaranty Federal Bank, F.S.B.
                                   8333 Douglas Avenue
                                   Dallas, Texas 75225
                                   Attn: Ms. Jenny Ray
                                   Telephone:  (214) 360-2837
                                   Telecopier: (214) 360-1661


                                   LIBOR Lending Office:
                                   --------------------

                                   Guaranty Federal Bank, F.S.B.
                                   8333 Douglas Avenue
                                   Dallas, Texas 75225
                                   Attn: Ms. Donna Best
                                   Telephone:  (214) 360-1953
                                   Telecopier: (214) 360-4854

                                   SUNTRUST BANK, ATLANTA


                                   By  ______________________________________

                                       ______________________________________
                                                [Printed Name and Title]


                                   Address for Notices:
                                   -------------------

                                   SunTrust Bank
                                   303 Peachtree Street, N.E., 3rd Floor
                                   Atlanta, Georgia 30308
                                   Attn: Mr. Donald L. Gaudette, Jr.
                                   Telephone:  (404) 658-4925
                                   Telecopier: (404) 588-8505


                                   LIBOR Lending Office:
                                   --------------------

                                   SunTrust Bank
                                   25 Park Place, N.E., 21st Floor
                                   Atlanta, Georgia 30303-2900
                                   Attn: Ms. Lawanda Griffeth
                                   Telephone:  (404) 588-8375
                                   Telecopier: (404) 575-2730

                                   The Agent:
                                   ---------

                                   BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association


                                   By:  ______________________________________
                                        Charles H. Green, Managing Director


                                   Address for Notices:
                                   -------------------
                                   (Agent's Payment Office)

                                   Bank of America, National Association
                                   5 Park Plaza, Suite 500
                                   Irvine, California 92714-8525
                                   Attn: Mr. Charles H. Green
                                   Telephone:  (949) 260-5690
                                   Telecopier: (949) 260-5639